Item 8.    Financial Statements and Supplementary Data

C-1

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Directors of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Voya Retirement Insurance and Annuity Company (the Company) as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income, changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Adoption of ASU No. 2018-12
As discussed in Note 1 to the consolidated financial statements, the Company changed its method for accounting for long-duration contracts in each of the three years in the period ended December 31, 2023 due to the adoption of ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long Duration Contracts. Our opinion is not modified with respect to this matter.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to those charged with governance and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which they relate.

C-2

Valuation of investments in securities
Description of the Matter
A subset of the Company’s $18.7 billion fixed-income securities portfolio exhibits higher estimation uncertainty when determining fair value. The fixed-income securities are classified as available-for sale and, accordingly, are carried at fair value in the consolidated statements of financial position. As discussed in Note 4 of the consolidated financial statements, for certain securities, the Company obtains fair values from independent broker quotes which exhibit higher estimation uncertainty. In addition, the Company uses a matrix-based pricing model that includes several assumptions (i.e., current corporate spreads and credit quality of the issuer) which creates higher estimation uncertainty.

Auditing the fair value of securities that exhibit higher estimation uncertainty was especially challenging because determining the fair value is complex and highly judgmental and involves using inputs and assumptions that are not directly observable in the market.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design, and tested the operating effectiveness of controls over management’s valuation process for the securities that exhibit higher estimation uncertainty. This included, among others, controls related to the review and approval of fair values obtained from independent broker quotes, and controls over the review and approval of fair values determined using the matrix-based pricing model, including the inputs and assumptions used.

To test the fair value of investments with higher estimation uncertainty priced using either matrix-based pricing model or independent broker quotes, our audit procedures included, among others, utilizing valuation specialists to perform procedures which included independently calculating a reasonable range of fair values for a sample of securities exhibiting higher estimation uncertainty, using a cash flow model with cash flow and yield assumptions based on independently obtained information, or transaction data for similar securities when available. We compared these ranges to management’s estimates of fair value for the selected securities.

/s/ Ernst & Young LLP
We have served as the Company's auditor since 2001.
San Antonio, Texas
March 7, 2024

C-3

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	As of December 31,
	2023	2022

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $20,496 and $22,218 as of 2023 and 2022, respectively; net of allowance for credit losses of $14 and $7 as of 2023 and 2022, respectively)	$18,713	$19,772
Fixed maturities, at fair value using the fair value option	1,328	1,255
Equity securities, at fair value	65	133
Short-term investments	86	248
Mortgage loans on real estate (net of allowance for credit losses of $22 and $ 14 as of 2023 and 2022, respectively)	4,026	4,213
Policy loans	161	159
Limited partnerships/corporations	1,046	1,043
Derivatives	213	322
Securities pledged (amortized cost of $855 and $894 as of 2023 and 2022, respectively)	798	792
Other investments	88	132
Total investments	26,524	28,069
Cash and cash equivalents	186	220
Short-term investments under securities loan agreements, including collateral delivered	789	939
Accrued investment income	283	289
Premiums receivable and reinsurance recoverable (net of allowance for credit losses of $0 as of 2023 and 2022)	2,899	3,032
Deferred policy acquisition costs and Value of business acquired	920	938
Deferred income taxes	633	774
Other assets (net of allowance for credit loss of $0 as of 2023 and 2022)	1,726	1,681
Assets held in separate accounts	90,282	77,639
Total assets	$124,242	$113,581
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-4

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	As of December 31,
	2023	2022
Liabilities:
Future policy benefits and contract owner account balances	$30,577	$32,942
Payables under securities loan agreements, including collateral held	692	921
Due to affiliates	173	134
Derivatives	299	331
Other liabilities	679	687
Liabilities related to separate accounts	90,282	77,639
Total liabilities	$122,702	$112,654

Commitments and Contingencies (Note 15)

Shareholder's equity:
Common stock ($50 par value per share, 100,000 shares authorized, 55,000 issued and outstanding as of 2023 and 2022;)	3	3
Additional paid-in capital	2,770	2,778
Accumulated other comprehensive income (loss)	(1,531)	(2,067)
Retained earnings (deficit)	298	213
Total shareholder's equity	1,540	927
Total liabilities and shareholder's equity	$124,242	$113,581
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-5

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Year Ended December 31,
	2023	2022	2021
Revenues:
Net investment income	$1,523	$1,619	$1,949
Fee income	993	979	1,088
Premiums	29	16	(2,450)
Net gains (losses)	(134)	(429)	166
Other revenue	18	41	40
Total revenues	2,429	2,226	793
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	817	730	(1,485)
Operating expenses	1,133	1,132	1,214
Net amortization of Deferred policy acquisition costs and Value of business acquired	76	81	112
Interest expense	3	1	—
Total benefits and expenses	2,029	1,944	(159)
Income (loss) before income taxes	400	282	952
Income tax expense (benefit)	13	(51)	156
Net income (loss)	$387	$333	$796
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-6

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Comprehensive Income
For the Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Year Ended December 31,
	2023	2022	2021
Net income (loss)	$387	$333	$796
Other comprehensive income (loss), before tax:
Change in current discount rate	16	41	39
Unrealized gains (losses) on securities	661	(4,635)	(1,303)
Other comprehensive income (loss), before tax	677	(4,594)	(1,264)
Income tax expense (benefit) related to items of other comprehensive income (loss)	141	(965)	(265)
Other comprehensive income (loss), after tax	536	(3,629)	(999)
Comprehensive income (loss)	$923	$(3,296)	$(203)
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-7

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Changes in Shareholder's Equity
For the Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Shareholder's Equity
Balance at January 1, 2021	$3	$2,873	$1,882	$139	$4,897
Adjustment for adoption of ASU 2018-12	—	—	679	(58)	621
Comprehensive income (loss):
Net income (loss)	—	—	—	796	796
Other comprehensive income (loss), after tax	—	—	(999)	—	(999)
Total comprehensive income (loss)					(203)
Dividends paid and distributions of capital	—	318	—	(553)	(235)
Balance as of December 31, 2021	3	3,191	1,562	324	5,080
Comprehensive income (loss):
Net income (loss)	—	—	—	333	333
Other comprehensive income (loss), after tax	—	—	(3,629)	—	(3,629)
Total comprehensive income (loss)					(3,296)
Dividends paid and distributions of capital	—	(413)	—	(444)	(857)
Balance as of December 31, 2022	3	2,778	(2,067)	213	927
Comprehensive income (loss):
Net income (loss)	—	—	—	387	387
Other comprehensive income (loss), after tax	—	—	536		536
Total comprehensive income (loss)					923
Dividends paid and distributions of capital	—	(8)	—	(302)	(310)
Balance as of December 31, 2023	$3	$2,770	$(1,531)	$298	$1,540
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-8

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Year Ended December 31,
	2023	2022	2021
Cash Flows from Operating Activities:
Net income (loss)	$387	$333	$796
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax (benefit) expense	(1)	(50)	200
Net (gains) losses	134	429	(166)
(Gains) losses on limited partnerships/corporations	29	34	(147)
Changes in operating assets and liabilities:
Deferred policy acquisition costs, value of business acquired and sales inducements, net	17	23	54
Premiums receivable and reinsurance recoverable	205	200	(228)
Other receivables and asset accruals	4	9	10
Future policy benefits, claims reserves and interest credited	538	449	492
Due to/from affiliates	30	48	33
Other payables and accruals	(25)	(147)	447
Other, net	2	(13)	(27)
Net cash provided by operating activities	1,320	1,315	1,464
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	$4,781	$5,351	$4,865
Equity securities	64	5	158
Mortgage loans on real estate	451	597	606
Limited partnerships/corporations	102	82	318
Acquisition of:
Fixed maturities	(3,191)	(6,084)	(5,776)
Equity securities	—	—	(178)
Mortgage loans on real estate	(296)	(588)	(690)
Limited partnerships/corporations	(113)	(179)	(238)
Short-term investments, net	162	(248)	15
Derivatives, net	65	264	(54)
Short-term loan to affiliate, net	(295)	130	523
Receipts on deposit asset contracts	240	119	70
Other, net	(36)	7	(50)
Net cash provided by (used in) investing activities	1,934	(544)	(431)
Cash Flows from Financing Activities:
Deposits received for investment contracts	$1,559	$4,388	$4,281
Maturities and withdrawals from investment contracts	(4,536)	(4,530)	(4,718)
Dividends paid and distributions of capital	(310)	(857)	(552)
Capital contribution from parent	—	—	20
Other, net	(1)	12	12
Net cash (used in) financing activities	(3,288)	(987)	(957)
Net increase (decrease) in cash and cash equivalents	(34)	(216)	76
Cash and cash equivalents, beginning of period	220	436	360
Cash and cash equivalents, end of period	$186	$220	$436

Supplemental disclosure of cash flow information:
Income taxes paid (received), net	$(6)	$46	$(92)
Noncash capital contribution from parent	—	—	298
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-9

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

1.    Business, Basis of Presentation and Significant Accounting Policies

Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, the "Company") provide financial products and services in the United States.  VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial").

The Company derives its revenue mainly from (a) Investment income earned on investments, (b) Fee income generated from separate account assets supporting variable options under variable annuity contract investments, as designated by contract owners, (c) Premiums, (d) Net gains (losses) on investments and changes in fair value of embedded derivatives on product guarantees, and (e) Other revenue which includes certain other fees. The Company's benefits and expenses primarily consist of (a) Interest credited and other benefits to contract owners/policyholders, (b) Operating expenses, which include expenses related to the selling and servicing of the various products offered by the Company and other general business expenses, and (c) Amortization of Deferred acquisition costs ("DAC") and Value of business acquired ("VOBA"). In addition, the Company collects broker-dealer commission revenues through Voya Financial Partners, LLC ("VFP"), which are, in turn, paid to broker-dealers and expensed.

The Company offers qualified and non-qualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as non-qualified deferred compensation plans and related services. The Company's products are offered primarily to public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, small to mid-sized corporations and individuals. The Company also provides stable value investment options, including separate account guaranteed investment contracts ("GICs") and synthetic GICs, to institutional clients. The Company's products are generally distributed through independent brokers and advisors, third-party administrators and consultants.

Products offered by the Company include deferred and immediate (i.e., payout) annuity contracts. The Company's products also include programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and record-keeping services, participant education, and retirement readiness planning tools along with a variety of investment options, including proprietary and non-proprietary mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. Stable value products are also provided to institutional plan sponsors where the Company may or may not be providing other employer sponsored products and services.

The Company has one operating segment.

Impairment of Long-lived Assets

The carrying value of long-lived assets is reviewed for impairment on an annual basis or when events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. An impairment loss is recognized whenever the carrying amount of an asset exceeds its estimated fair value. The amount of the impairment loss is calculated as the excess of the asset’s carrying value over its fair value. During the second quarter of 2022, the Company had a triggering event related to a decrease in the market price of its office building. Consequently, the Company determined its fair value, based on an appraisal, to be lower than its carrying value. As a result, the Company recognized an impairment loss of $32, which is included in Operating expenses in the Consolidated Statements of Operations for the year ended December 31, 2022.

C-10

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of VRIAC and its wholly owned subsidiaries, VFP, Voya Institutional Plan Services, LLC ("VIPS"), and Voya Retirement Advisors, LLC ("VRA"). Intercompany transactions and balances have been eliminated.

On January 1, 2023, the Company adopted Accounting Standard Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), under the modified retrospective adoption method. ASU 2018-12 provided new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. The Consolidated Financial Statements are presented under the new guidance for reporting periods beginning January 1, 2021. See “Adoption of New Pronouncements” below for additional information regarding this adoption and the transition impacts recorded as of January 1, 2021. See "Significant Accounting Policies" below for additional details regarding the key policy changes effected by this ASU and updated accounting policies resulting from the adoption of this ASU, including DAC and VOBA, Future Policy Benefits, and Reinsurance.

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the Consolidated Financial Statements.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability or contain significant accounting estimates:

•Valuation of investments and derivatives;
•Investment impairments;
•Income taxes; and
•Contingencies.

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including the Company's own credit risk. The estimate of fair value is the price that would be received to sell an asset or transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company uses a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company measures its equity securities at fair value and recognizes any changes in fair value in net income.

C-11

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company's fixed maturities are generally designated as available-for-sale. In addition, the Company has fixed maturities accounted for using the fair value option ("FVO"). Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Accumulated other comprehensive income ("AOCI") and presented net of Deferred income taxes. Trading securities are valued at fair value, with the changes in fair value recorded in Net gains (losses) and interest income recorded in Net investment income in the Consolidated Statements of Operations. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Net gains (losses). Changes in fair value associated with derivatives purchased to hedge CMOs are also recorded in Net gains (losses).

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out ("FIFO") basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class mortgage-backed securities ("MBS") and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, net of allowance for credit losses. Amortized cost is the principal balance outstanding, net of deferred loan fees and costs. Accrued interest receivable is reported in Accrued investment income on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of debt type, capital market factors, and market vacancy rates, and loan-specific risk characteristics such as debt service coverage ratios (“DSC”), loan-to-value (“LTV”), collateral size, seniority of the loan, segmentation, and property types.

The allowance for credit losses is a valuation account that is deducted from the loans’ amortized cost basis to present the net amount expected to be collected on the loans. The change in the allowance for credit losses is recorded in Net gains (losses).

C-12

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed. Expected recoveries do not exceed the aggregate of amounts previously written-off and expected to be written-off.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made either to apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

For those mortgages that are determined to require foreclosure, expected credit losses are based on the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests, which consist primarily of private equity and hedge funds. Generally, the Company records its share of earnings using a lag methodology, relying on the most recent financial information available, typically not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Other Investments: Other investments are comprised primarily of the Company's investment in outstanding common stock of an affiliate, Voya Special Investments, Inc., which is accounted for as an equity method investment. Other investments also include Federal Home Loan Bank ("FHLB") stock and property obtained from foreclosed mortgage loans, as well as other miscellaneous investments. The Company is a member of the FHLB system and is required to own a certain amount of FHLB stock based on the level of borrowings and other factors. FHLB stock is carried at cost, classified as a restricted security and periodically evaluated for impairment based on ultimate recovery of par value.

Securities Pledged: The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial collateral, primarily cash, is required at an agreed-upon percentage of the market value of the loaned securities. The lending agent retains the collateral and invests it in short-term liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss. See also Repurchase Agreements below.

Investment Impairments

The Company evaluates its available-for-sale investments quarterly to determine whether a decline in fair value below the amortized cost basis has resulted from credit loss or other factors. This evaluation process entails considerable judgment and estimation. Factors considered in this analysis include, but are not limited to, the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes and changes in ratings of the security. A severe unrealized loss position on a fixed maturity may not have any impact on (a) the ability of the issuer to service all scheduled interest and principal payments and (b) the evaluation of

C-13

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

When assessing the Company's intent to sell a security, or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

When the Company has determined it has the intent to sell, or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis, and the fair value has declined below amortized cost ("intent impairment"), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net gains (losses) as impairments in the Consolidated Statements of Operations.

For available-for-sale securities that do not meet the intent impairment criteria but the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis. Any impairment that has not been recorded through an allowance for credit losses is recognized in Other comprehensive income (loss).

The Company uses the following methodology and significant inputs in determining whether a credit loss exists:

•When determining collectability and the period over which the value is expected to recover for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain structured securities, such as subprime, Alt-A, non-agency RMBS, CMBS and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.
•When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenario-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates; and the overall macroeconomic conditions.
•The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received, including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

Changes in the allowance for credit losses are recorded in Net gains (losses) as impairments. Losses are charged against the allowance when the Company believes the uncollectability of an available-for-sale security is confirmed or when either of the criteria regarding intent or requirement to sell is met.

C-14

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Accrued interest receivable on available-for-sale securities is excluded from the estimate of credit losses. The Company evaluates the collectability of accrued interest receivable as part of its quarterly impairment evaluation of available-for-sale investments. Losses are recorded in Net investment income when the Company believes the uncollectability of the accrued interest receivable is confirmed.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset. However, in accordance with the Chicago Mercantile Exchange ("CME") rules related to the variation margin payments, the Company is required to adjust the derivative balances with the variation margin payments related to its cleared derivatives executed through CME.

The Company enters into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Net gains (losses) in the Consolidated Statements of Operations. Gains (losses) and net investment income related to derivatives are reflected as adjustments to reconcile Net cash flows from operating activities, and the net cash activity from derivatives is reflected in Net cash flows from investing activities, in the Consolidated Statements of Cash Flows. Any noncash activity, to the extent it is material, is excluded and reflected in a noncash supplementary schedule related to investing and financing activities.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk ("fair value hedge") or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•Fair Value Hedge: For derivative instruments that are designated and qualify as a fair value hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is recorded in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.
•Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of AOCI. Those amounts are subsequently reclassified to earnings when the hedged item affects earnings, and are reported in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. The ineffective portion of a hedging relationship subject to hedge accounting is recognized in Net gains (losses).

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized currently in Net gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the

C-15

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date, or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Net gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Net gains (losses).

The Company also has investments in certain fixed maturities and has issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses). Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value.

Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization. Capitalized costs are incremental, direct costs of contract acquisition and certain other costs related directly to successful acquisition activities. Such costs consist principally of commissions, underwriting, sales and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. VOBA represents the outstanding value of in-force business acquired and is subject to amortization. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies. DAC/VOBA amortization is recorded in Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Amortization Methodologies
The Company amortizes DAC/VOBA related to deferred annuity contracts on a constant level basis over the expected term of the related contracts. Contracts are grouped for amortization purposes by market type and issue year cohort using assumptions on a basis consistent with those used in estimating the associated liability or other related balance, where applicable.

The principal assumption deemed critical to the DAC/VOBA amortization is the estimated contract term, which incorporates mortality and persistency, and represents management’s best estimate of future outcome. The Company periodically reviews this assumption against actual experience and, based on additional information that becomes available, updates the assumption. Changes in contract term estimates are reflected prospectively in amortization expense as of the beginning of the reporting period in which the change is made.

VOBA is subject to recoverability testing; DAC is not. The Company performs testing to assess the recoverability of VOBA on an annual basis, or more frequently if circumstances indicate a potential loss recognition issue exists. If VOBA is not deemed recoverable, charges will be applied against the VOBA balance before an additional reserve is established.

Internal Replacements
Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially

C-16

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC/VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC/VOBA related to the replaced contracts are written off to Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Contract Costs Associated with Certain Revenue Contracts

Contract cost assets represent costs incurred to obtain or fulfill contracts for non-insurance financial services that are expected to be recovered and, thus, have been capitalized and are subject to amortization. Capitalized contract costs include incremental costs of obtaining a contract and fulfillment costs that relate directly to a contract and generate or enhance resources of the Company that are used to satisfy performance obligations. Capitalized contract costs are amortized on a straight-line basis over the estimated lives of the contracts, which typically range from 5 to 15 years.

Capitalized contract costs are included in Other assets on the Consolidated Balance Sheets, and costs expensed as incurred are included in Operating expenses in the Consolidated Statements of Operations.

As of December 31, 2023 and 2022, contract cost assets were $99 and $100, respectively. For the years ended December 31, 2023, 2022 and 2021, amortization expenses of $21, $22 and $23, respectively, were recorded in Operating expenses in the Consolidated Statements of Operations. There was no impairment loss in relation to the contract costs capitalized.

Future Policy Benefits and Contract Owner Account Balances

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations, including estimates of unpaid claims and claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. Reserves for payout contracts with life contingencies are equal to the present value of future payments.

Principal assumptions used to establish liabilities for future policy benefits include interest rate, mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, inflation, and benefit utilization. Other than interest rate assumptions, these assumptions are based on Company experience and periodically reviewed against industry standards. The Company reviews these assumptions at least annually and updates them if necessary. In addition to assumption updates, the Company adjusts reserves for actual experience in the period in which the experience occurs. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations. Remeasurements of the reserves as a result of assumption updates and adjustments for actual experience are recognized in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Interest rates used in discounting the reserves are based on an upper-medium grade (low-credit-risk) fixed-income instrument yield derived from observable market data. A 30-year forward rate is used for periods beyond the last observable market point. Reserves are remeasured quarterly to reflect changes in the discount rate, with the resulting change recorded in AOCI. Locked-in interest rates used to determine interest accretion on reserves for new contracts sold after January 1, 2021 are based on the upper-medium grade (low-credit-risk) fixed-income instrument yield applicable at the time the contract was issued. Locked-in interest accretion rates for contracts in force as of the January 1, 2021 transition date for ASU 2018-12 are based on the locked-in interest rates in effect for those contracts immediately before the transition date. Interest accretion is recorded in Interest credited and other benefits to contract owners/policyholders.

Contract Owner Account Balances
Contract owner account balances relate to investment-type contracts, as follows:

•Account balances for funding agreements with fixed maturities are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.

C-17

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and range up to 4.5%. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.

Product Guarantees and Additional Reserves
The Company calculates additional reserve liabilities for certain variable annuity guaranteed benefits and variable funding products. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Stabilizer and MCG: Guaranteed credited rates give rise to an embedded derivative in the stabilizer ("Stabilizer") products and a stand-alone derivative for managed custody guarantee products ("MCG"). These derivatives are measured at estimated fair value and recorded in Future policy benefits and contract owner account balances. Changes in estimated fair value, that are not related to attributed fees collected or payments made, are reported in Net gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the Stabilizer embedded derivative and MCG stand-alone derivative is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the Stabilizer embedded derivative and the MCG stand-alone derivative include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The discount rate used to determine the fair value of the liabilities for the Stabilizer embedded derivative and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk").

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or its affiliates, or in other selected mutual funds not managed by the Company, or its affiliates.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:
•Such separate accounts are legally recognized;
•Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
•Investments are directed by the contract owner or participant; and
•All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments include mutual funds, short term investments, cash and fixed maturities. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations, and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

C-18

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

The Company's policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is generally invested in short-term investments, which are included in Short-term investments under securities loan agreements, including collateral delivered, with the offsetting obligation to repay the loan included within Payables under securities loan agreements, including collateral held, on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets.

Recognition of Revenue

Insurance Revenue and Related Benefits
Premiums related to payouts contracts with life contingencies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations when incurred.

Amounts received as payment for investment-type, fixed annuities, and payout contracts without life contingencies are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges and are reported in Fee income in the Consolidated Statements of Operations. Surrender charges are reported in Other revenue in the Consolidated Statements of Operations. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in Net investment income in the Consolidated Statements of Operations. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Revenue from Contracts with Customers
Revenue for various financial services is measured based on consideration specified in a contract with a customer and is recognized when the Company has satisfied a performance obligation, unless the transaction price includes variable consideration that is constrained; in such case, we recognize revenue when the uncertainty associated with the constrained amount is subsequently resolved.

For advisory and recordkeeping and administration ("R&A") services, the Company recognizes revenue as services are provided, generally over time. The Company provides distribution services at a point in time and recognizes the related revenue as consideration is received. Revenue from shareholder servicing is recognized as services are provided over time. Contract terms are typically less than one year, and consideration is variable. Revenue for financial service is recorded in Fee income and Other revenue in the Consolidated Statements of Operations.

For a description of principal activities from which the Company generates revenue, see the Business section above for further information. See the Revenue from Contracts with Customers Note in these Consolidated Financial Statements for revenue disaggregated by type of service.

C-19

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Income Taxes

The Company uses certain assumptions and estimates in determining (a) the income taxes payable or refundable to/from Voya Financial, Inc. for the current year, (b) the provision for income taxes and (c) the deferred income tax assets and liabilities.

The provision for income taxes is based on income and expense reported in the financial statements after adjustments for permanent differences between our financial statements and consolidated federal income tax return. Permanent differences include the dividends received deduction. As a result of permanent differences, the effective tax rate reflected in the financial statements may be different than the actual rate in the income tax return. Current income tax receivable or payable is recognized within Other assets or Other liabilities, respectively, in the Consolidated Balance Sheets.

Temporary differences between the Company's financial statements and income tax return create deferred tax assets and liabilities. Deferred tax assets represent the tax benefit of future deductible temporary differences, net operating loss carryforwards and tax credit carryforwards. The Company's deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including the nature and character of the deferred tax assets and liabilities, the amount and character of book income or losses in recent years, projected future taxable income and future reversals of temporary differences, tax planning strategies we would employ to avoid a tax benefit from expiring unused, and the length of time carryforwards can be utilized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, the Company measures the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information.

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts with the exception of the interest accretion rate on reinsurance recoverable assets associated with in-force business reinsured. Ceded Future policy benefits and contract owner account balances are reported gross on the Consolidated Balance Sheets.

For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance, which is recorded in Premiums receivable and reinsurance recoverable or Other liabilities, as appropriate, on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities, and deposits made are included in Other assets on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted.

C-20

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company reviews assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance at least annually and updates them if necessary. In addition to the assumption updates, the Company adjusts these assets or liabilities for actual experience in the period in which the experience occurs. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

Reinsurance recoverable and deposit asset balances are reported net of the allowance for credit losses in the Company’s Consolidated Balance Sheets. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of capital market factors, counterparty financial information and ratings, and reinsurance agreement-specific risk characteristics such as collateral type, collateral size, and covenant strength.

The allowance for credit losses is a valuation account that is deducted from the reinsurance recoverable balance to present the net amount expected to be collected on the reinsurance recoverable. The change in the allowance for credit losses is recorded in Policyholder benefits in the Consolidated Statements of Operations.

Current reinsurance recoverable balances deemed probable of recovery and payable balances under reinsurance agreements are included in Premiums receivable and reinsurance recoverable and Other liabilities, respectively. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement. Premiums, Fee income and Interest credited and other benefits to contract owners/policyholders are reported net of reinsurance ceded.

The Company currently has a significant concentration of ceded reinsurance with a subsidiary of Lincoln National Corporation ("Lincoln") and Security Life of Denver ("SLD") arising from the disposition of its individual life and annuity business.

Employee Benefits Plans

The Company, in conjunction with Voya Services Company, sponsors non-qualified defined benefit pension plans covering eligible employees, sales representatives, and other individuals.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive upon retirement, usually dependent on one or more factors such as age, years of service and compensation. The liability recognized in respect of non-qualified defined benefit pension plans is the present value of the projected pension benefit obligation ("PBO") at the balance sheet date, together with adjustments for unrecognized past service costs. This liability is included in Other liabilities on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans on the Consolidated Balance Sheets.

Net periodic benefit cost for the non-qualified defined benefit pension plans is determined using management estimates and actuarial assumptions to derive service cost and interest cost for a particular year and is included in Operating expenses in the Consolidated Statements of Operations. The obligations and expenses associated with these plans require use of assumptions, such as discount rate and rate of future compensation increases and healthcare cost trend rates, as well as assumptions regarding participant demographics, such as age of retirement, withdrawal rates, and mortality. Management determines these assumptions based on a variety of factors, such as currently available market and industry data and expected benefit payout streams. Actual results could vary significantly from assumptions based on changes, such as economic and market conditions, demographics of participants in the plans, and amendments to benefits provided under the plans. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Actuarial gains (losses) are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

C-21

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Contingencies

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

Adoption of New Pronouncements

Long-Duration Contracts

The following section provides a description of the Company's adoption of ASU 2018-12 issued by the Financial Accounting Standards Board ("FASB") and the impact of the adoption on the Company's financial statements:

This standard, issued in August 2018, changes the measurement and disclosures of insurance liabilities and DAC for long-duration contracts issued by insurers. In addition to expanded disclosures, the standard’s requirements include:
•Annual review and, if necessary, update of cash flow assumptions used to measure the liability for future policy benefits for nonparticipating traditional and limited payment insurance contracts, measured on a retrospective catch-up basis and recognized in the period the update is made. The rate used is required to be updated quarterly, with related changes in the liability recorded in AOCI.
•Fair value measurement of contract guarantee features qualifying as Market Risk Benefits ("MRB"), with changes in fair value recognized in the Statement of Operations. Changes in the instrument-specific credit risk will be recorded in AOCI.
•Amortization of DAC on a constant level basis over the expected term of the contracts, without reference to revenue or profitability. An accounting election may be made to apply the DAC requirements to VOBA.

The Company adopted ASU 2018-12 on January 1, 2023, on a modified retrospective basis for the liability for future policy benefits and DAC and on a full retrospective basis for MRBs. The January 1, 2021 transition impact increased Total shareholder’s equity. This increase was primarily driven by the removal of DAC/VOBA and premium deficiency reserve adjustment balances, and partially offset by the impact of remeasurement of future policy benefits and reinsurance recoverable using the discount rate at January 1, 2021. Total shareholder’s equity was also impacted by the establishment of MRB liabilities related to guaranteed minimum benefits on certain deferred annuity contracts.

Disclosures and post-transition comparative information have been restated to conform to the requirements of ASU 2018-12.

The following tables provide additional information related to the transition adjustments:

	DAC	VOBA
	Wealth Solutions Deferred and Individual Annuities
Balance, December 31, 2020	$129	$40
Adjustment for removal of related balances in AOCI	439	386
Balance, January 1, 2021	$568	$426

C-22

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents information on transition adjustments, net of tax, related to the adoption of ASU 2018-12 for retained earnings and AOCI to arrive at the opening balances as of January 1, 2021:

Total Shareholder's equity December 31, 2020	$4,897
AOCI
Reversal of AOCI adjustments	1,018
Effect of remeasurement of liability at current discount rate	(339)
Total AOCI adjustments	$679

Retained Earnings
Establishment of MRBs	$(61)
Other adjustments	3
Total Retained earnings	$(58)
Total adjustment for the adoption of ASU 2018-12	$621
Total Shareholder's equity January 1, 2021	$5,518

The following table provides a description of the Company's adoption of new ASUs issued by the FASB and the impact of the adoption on the Company's financial statements:

Standard	Description of Requirements	Effective Date and Method of Adoption	Effect on the Financial Statements or Other Significant Matters
ASU 2022-02, Troubled Debt Restructurings ("TDRs") and Vintage Disclosures
This standard, issued in March 2022, eliminates the accounting guidance on troubled debt restructurings for creditors, requires enhanced disclosures for creditors about loan modifications when a borrower is experiencing financial difficulty, and requires public business entities to include current-period gross write-offs in the vintage disclosure tables.
January 1, 2023 on a prospective basis.
Adoption of the ASU did not have an impact on the Company's financial condition, results of operations, or cash flows.

Required disclosure changes have been
included in the Investments Note to these Consolidated Financial Statements.

ASU 2020-04, Reference Rate Reform
This standard, issued in March 2020, provides temporary optional expedients and exceptions for applying U.S. GAAP principles to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met.
The amendments were effective as of March 12, 2020, the issuance date of the ASU. An entity may elect to apply the amendments prospectively through December 31, 2024.
Effective December 31, 2023, the Company completed its implementation of ASU 2020-04 and applied the expedient provided for qualifying contract modifications. Adoption of the guidance did not have a material impact on the Company’s financial condition, results of operations, or cash flows.

C-23

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Future Adoption of Accounting Pronouncements

The following table provides a description of future adoptions of new accounting standards that may have an impact on the Company's financial statements when adopted:

Standard	Description of Requirements	Effective Date and Transition Provisions	Effect on the Financial Statements or Other Significant Matters
ASU 2023-09, Improvements to Income Tax Disclosures
This standard, issued in December 2023, requires
the following disclosures:
•A tabular rate reconciliation of (1) reported income tax expense/benefit from continuing operations, to (2) the product of the income/loss from continuing operations before income taxes and the statutory federal income tax rate, using specific categories, as well as disclosure of certain reconciling items based on a 5% threshold.
•Year-to-date net income taxes paid, disaggregated by federal, state, and foreign, as well as disaggregated information on net income taxes paid to an individual jurisdiction based on a 5% threshold.
		The amendments are effective for annual periods beginning after December 15, 2024, and should be applied prospectively, with retrospective application permitted.	The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2023-09.
ASU 2023-07, Improvements to Reportable Segment Disclosure
This standard, issued in November 2023, requires all
current annual disclosures about profit/loss and
assets to be reported in interim periods, as well as
enhanced disclosures about significant segment
expenses, including:
•Significant expenses regularly provided to the chief operating decision maker (“CODM”) and included within each reported measure of profit/loss
•Amount and composition of “other segment items” (difference between revenue less significant expenses disclosed, and each reported measure of segment profit/loss)
•May report additional measures of profit/loss if the CODM uses more than one measure; however, at least one should be the measure that is most consistent with the principles used in measuring corresponding financial statement amounts
•Title and position of the CODM and how the CODM uses the reported measure(s) in assessing segment performance and resource allocation

An entity with a single reportable segment must provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in ASC 280.

The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024, and are required to be applied retrospectively.

Restated prior period disclosures should be based on the significant segment expense categories disclosed in the period of adoption
The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2023-07.
ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
This standard, issued in June 2022, clarifies that contractual restrictions on equity security sales are not considered part of the security unit of account and, therefore, are not considered in measuring fair value. In addition, the restrictions cannot be recognized and measured as separate units of account. Disclosures on such restrictions are also required.

The amendments are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, and are required to be applied prospectively, with any adjustments from the adoption recognized in earnings and disclosed.

The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2022-03; however, the Company does not expect the adoption to have a material impact on the Company's financial condition and results of operations.

C-24

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

2.    Investments

Fixed Maturities

Available-for-sale and fair value option ("FVO") fixed maturities were as follows as of December 31, 2023:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Allowance for credit losses	Fair Value
Fixed maturities:
U.S. Treasuries	$297	$3	$25	$—	$—	$275
U.S. Government agencies and authorities	32	—	2	—	—	30
State, municipalities and political subdivisions	623	1	70	—	—	554
U.S. corporate public securities	6,291	73	759	—	—	5,605
U.S. corporate private securities	3,861	31	256	—	—	3,636
Foreign corporate public securities and foreign governments(1)	2,214	27	216	—	3	2,022
Foreign corporate private securities(1)	2,385	20	105	—	1	2,299
Residential mortgage-backed securities	2,631	24	124	1	—	2,532
Commercial mortgage-backed securities	2,781	1	415	—	9	2,358
Other asset-backed securities	1,564	8	43	—	1	1,528
Total fixed maturities, including securities pledged	22,679	188	2,015	1	14	20,839
Less: Securities pledged	855	—	57	—	—	798
Total fixed maturities	$21,824	$188	$1,958	$1	$14	$20,041
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

C-25

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2022:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Allowance for credit losses	Fair Value
Fixed maturities:
U.S. Treasuries	$404	$4	$31	$—	$—	$377
U.S. Government agencies and authorities	33	—	3	—	—	30
State, municipalities and political subdivisions	691	1	92	—	—	600
U.S. corporate public securities	6,938	32	1,032	—	—	5,938
U.S. corporate private securities	3,885	11	328	—	—	3,568
Foreign corporate public securities and foreign governments(1)	2,380	9	317	—	6	2,066
Foreign corporate private securities(1)	2,617	6	184	—	1	2,438
Residential mortgage-backed securities	3,023	21	153	2	—	2,893
Commercial mortgage-backed securities	2,978	—	379	—	—	2,599
Other asset-backed securities	1,418	1	109	—	—	1,310
Total fixed maturities, including securities pledged	24,367	85	2,628	2	7	21,819
Less: Securities pledged	894	3	105	—	—	792
Total fixed maturities	$23,473	$82	$2,523	$2	$7	$21,027
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2023, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$611	$602
After one year through five years	3,069	2,961
After five years through ten years	2,998	2,876
After ten years	9,025	7,982
Mortgage-backed securities	5,412	4,890
Other asset-backed securities	1,564	1,528
Fixed maturities, including securities pledged	$22,679	$20,839

As of December 31, 2023 and 2022, the Company did not have any investments in a single issuer, other than obligations of the U.S. Government and government agencies, with a carrying value in excess of 10% of the Company's Total shareholder's equity.

C-26

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements and Securities Pledged

As of December 31, 2023 and 2022, the Company did not have any securities pledged in dollar rolls, repurchase agreement transactions or reverse repurchase agreements.

The Company engages in securities lending whereby the initial collateral is required at a rate of 102% of the market value of the loaned securities. The lending agent retains the collateral and invests it in high quality liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss.

In the normal course of business, the Company receives cash collateral and non-cash collateral in the form of securities. If cash is received as collateral, the lending agent retains the cash collateral and invests it in short-term liquid assets on behalf of the Company. Securities retained as collateral by the lending agent may not be sold or re-pledged, except in the event of default, and are not reflected on the Company’s Consolidated Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and MBS pools.

The following table presents Securities pledged as of the dates indicated:

	December 31, 2023	December 31, 2022
Securities loaned to lending agent(1)	$645	$690
Securities pledged as collateral(1)(2)	153	102
Total	$798	$792
(1) Included in Securities pledged on the Consolidated Balance Sheets.
(2) See Collateral within the Derivatives Note to these Consolidated Financial Statements for more information.

The following table presents collateral held by asset class pledged under securities lending as of the dates indicated:

	December 31, 2023	December 31, 2022
U.S. Treasuries	$12	$51
U.S. corporate public securities	438	466
Foreign corporate public securities and foreign governments	189	201
Short-term Investments	31	—
Total(1)	$670	$718
(1) As of December 31, 2023 and 2022, liabilities to return cash collateral were $499 and $615, respectively, and included in Payables under securities loan agreements, including collateral held on the Consolidated Balance Sheets.

The Company's securities lending activities are conducted on an overnight basis, and all securities loaned can be recalled at any time. The Company does not offset assets and liabilities associated with its securities lending program.

C-27

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Allowance for credit losses

The following table presents a rollforward of the allowance for credit losses on available-for-sale fixed maturity securities for the period presented:

	Year Ended December 31, 2023
	Commercial mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Other asset-backed securities	Total
Balance as of January 1, 2023	$—	$6	$1	$—	$7
Credit losses on securities for which credit losses were not previously recorded	9	—	—	1	10
Reductions for securities sold during the period	—	(2)	—	—	(2)
Increase (decrease) on securities with allowance recorded in previous period	—	(1)	—	—	(1)
Balance as of December 31, 2023	$9	$3	$1	$1	$14

	Year Ended December 31, 2022
	Residential mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Total
Balance as of January 1, 2022	$1	$—	$47	$48
Credit losses on securities for which credit losses were not previously recorded	—	6	—	6
Reductions for securities sold during the period	—	—	(49)	(49)
Increase (decrease) on securities with allowance recorded in previous period	(1)	—	3	2
Balance as of December 31, 2022	$—	$6	$1	$7

For additional information about the Company’s methodology and significant inputs used in determining whether a credit loss exists, see the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements.

C-28

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized Capital Losses

The following table present available-for-sale fixed maturities, including securities pledged, for which an allowance for credit losses has not been recorded by investment category and duration as of the dates indicated:

	As of December 31, 2023
	Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$60	$2	$105	$23	$165	$25
U.S. Government, agencies and authorities	—	—	17	2	17	2
State, municipalities and political subdivisions	16	—	528	70	544	70
U.S. corporate public securities	215	13	4,233	746	4,448	759
U.S. corporate private securities	128	5	2,653	251	2,781	256
Foreign corporate public securities and foreign governments	70	1	1,385	215	1,455	216
Foreign corporate private securities	151	4	1,744	101	1,895	105
Residential mortgage-backed	74	2	803	122	877	124
Commercial mortgage-backed	52	3	2,252	412	2,304	415
Other asset-backed	97	3	744	40	841	43
Total	$863	$33	$14,464	$1,982	$15,327	$2,015

	As of December 31, 2022
	Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$223	$30	$2	$1	$225	$31
U.S. Government, agencies and authorities	30	3	—	—	30	3
State, municipalities and political subdivisions	545	85	15	7	560	92
U.S. corporate public securities	4,290	613	998	419	5,288	1,032
U.S. corporate private securities	2,819	264	331	64	3,150	328
Foreign corporate public securities and foreign governments	1,509	201	298	116	1,807	317
Foreign corporate private securities	2,203	173	52	11	2,255	184
Residential mortgage-backed	1,065	78	328	75	1,393	153
Commercial mortgage-backed	1,792	252	759	127	2,551	379
Other asset-backed	912	68	360	41	1,272	109
Total	$15,388	$1,767	$3,143	$861	$18,531	$2,628

C-29

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2023, the average duration of our fixed maturities portfolio, including securities pledged, is between 6.5 and 7 years.

As of December 31, 2023 and 2022, the Company concluded that an allowance for credit losses was not warranted for the securities above because the unrealized losses are interest rate related. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases.

Evaluating Securities for Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, in accordance with its impairment policy in order to evaluate whether such investments are impaired.

For the years ended December 31, 2023, 2022 and 2021 intent impairments included in the Consolidated Statements of Operations, but excluding impairments included in Other comprehensive income (loss), were $23, $17 and $2 respectively.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities. In certain situations, new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

Debt Restructuring

Upon the adoption of ASU 2022-02 as of January 1, 2023, the Company no longer identifies certain debt modifications as troubled debt restructuring, but instead evaluates all debt modifications to determine whether a modification results in a new loan or a continuation of an existing loan. Disclosures are required for loan modifications with borrowers experiencing financial difficulty. For the year ended December 31, 2023, the Company had no material debt modifications that require such disclosure.

Mortgage Loans on Real Estate

The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates mortgage loans based on relevant current information including a review of loan-specific performance, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.
Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that a property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

C-30

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present commercial mortgage loans by year of origination and LTV ratio as of the dates indicated. The information is updated as of December 31, 2023 and 2022, respectively.

	As of December 31, 2023
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2023	$113	$152	$—	$—	$—	$265
2022	215	282	73	—	—	570
2021	191	181	197	—	—	569
2020	137	93	—	10	11	251
2019	173	54	20	—	—	247
Prior	1,878	246	3	—	19	2,146
Total	$2,707	$1,008	$293	$10	$30	$4,048

	As of December 31, 2022
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2022	$210	$283	$63	$—	$—	$556
2021	187	229	239	10	—	665
2020	98	170	24	10	—	302
2019	167	72	20	—	—	259
2018	123	34	3	—	—	160
Prior	1,866	399	20	—	—	2,285
Total	$2,651	$1,187	$369	$20	$—	$4,227
The following tables present commercial mortgage loans by year of origination and DSC ratio as of the dates indicated. The information is updated as of December 31, 2023 and 2022, respectively.

	As of December 31, 2023
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total*
2023	$133	$83	$49	$—	$265
2022	173	54	172	171	570
2021	205	12	51	301	569
2020	175	20	16	40	251
2019	151	19	62	15	247
Prior	1,619	197	212	118	2,146
Total	$2,456	$385	$562	$645	$4,048
*No commercial mortgage loans were secured by land or construction loans

C-31

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	As of December 31, 2022
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total*
2022	$278	$89	$171	$18	$556
2021	212	24	248	181	665
2020	211	9	10	72	302
2019	161	40	53	5	259
2018	93	21	46	—	160
Prior	1,569	331	171	214	2,285
Total	$2,524	$514	$699	$490	$4,227
*No commercial mortgage loans were secured by land or construction loans
The following tables present the commercial mortgage loans by year of origination and U.S. region as of the dates indicated. The information is updated as of December 31, 2023 and 2022, respectively.

	As of December 31, 2023
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2023	$51	$61	$9	$75	$16	$29	$2	$20	$2	$265
2022	114	118	46	89	100	81	1	1	20	570
2021	76	44	103	143	96	60	10	36	1	569
2020	53	130	14	8	8	20	—	6	12	251
2019	43	69	6	52	34	4	13	10	16	247
Prior	456	456	616	158	162	140	33	114	11	2146
Total	$793	$878	$794	$525	$416	$334	$59	$187	$62	$4,048

	As of December 31, 2022
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2022	$114	$115	$46	$87	$101	$73	$1	$1	$18	$556
2021	79	53	112	139	97	117	9	37	22	665
2020	64	143	14	14	8	30	—	6	23	302
2019	47	73	6	54	34	5	14	10	16	259
2018	28	55	49	7	7	9	—	5	—	160
Prior	485	466	607	196	172	192	34	116	17	2,285
Total	$817	$905	$834	$497	$419	$426	$58	$175	$96	$4,227

C-32

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present the commercial mortgage loans by year of origination and property type as of the dates indicated. The information is updated as of December 31, 2023 and 2022, respectively.

	As of December 31, 2023
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2023	$82	$122	$24	$13	$24	$—	$—	$265
2022	72	233	224	25	10	6	—	570
2021	22	122	310	99	—	8	8	569
2020	49	37	60	105	—	—	—	251
2019	29	56	124	29	9	—	—	247
Prior	559	625	414	342	42	127	37	2,146
Total	$813	$1,195	$1,156	$613	$85	$141	$45	$4,048

	As of December 31, 2022
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2022	$72	$227	$216	$25	$10	$6	$—	$556
2021	23	144	382	100	—	8	8	665
2020	50	48	80	124	—	—	—	302
2019	29	58	128	33	11	—	—	259
2018	34	69	30	11	—	16	—	160
Prior	633	620	456	372	48	117	39	2,285
Total	$841	$1,166	$1,292	$665	$69	$147	$47	$4,227

The following table summarizes the activity in the allowance for losses for commercial mortgage loans for the periods indicated:

	December 31, 2023	December 31, 2022
Allowance for credit losses, balance at January 1	$14	$11
Credit losses on mortgage loans for which credit losses were not previously recorded	2	2
Increase (decrease) on mortgage loans with allowance recorded in previous period	8	1
Provision for expected credit losses	24	14
Write-offs	(2)	—
Allowance for credit losses, end of period	$22	$14

C-33

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents past due commercial mortgage loans as of the dates indicated:

	December 31, 2023	December 31, 2022
Delinquency:
Current	$4,037	$4,227
30-59 days past due	—	—
60-89 days past due	—	—
Greater than 90 days past due	11	—
Total	$4,048	$4,227

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. As of December 31, 2023, the Company had one loan in non-accrual status, with an LTV ratio of 100%. As of December 31, 2022 the Company had no commercial mortgage loans in non-accrual status. The amount of interest income recognized on loans in non-accrual status for the year ended December 31, 2023 was immaterial. There was no interest income recognized on loans in non-accrual status for the year ended December 31, 2022.

Net Investment Income

The following table summarizes Net investment income for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Fixed maturities	$1,285	$1,411	$1,453
Equity securities	10	10	12
Mortgage loans on real estate	196	181	179
Policy loans	8	8	8
Short-term investments and cash equivalents	10	4	3
Limited partnerships and other	82	77	364
Gross investment income	1,591	1,691	2,019
Less: Investment expenses	68	72	70
Net investment income	$1,523	$1,619	$1,949

As of December 31, 2023 and 2022, the Company had $7 and $8 respectively, of investments in fixed maturities that did not produce net investment income. Fixed maturities are moved to a non-accrual status when the investment defaults.

Net Gains (Losses)

Net gains (losses) comprise the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related impairment of investments. Net gains (losses) are also primarily generated from changes in fair value of embedded derivatives within products and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. Net gains (losses) also include changes in fair value of trading debt securities and changes in fair value of equity securities. The cost of the investments on disposal is generally determined based on first-in-first-out ("FIFO") methodology.

C-34

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Net gains (losses) were as follows for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Fixed maturities, available-for-sale, including securities pledged	$(27)	$(22)	$515
Fixed maturities, at fair value option	(100)	(576)	(562)
Equity securities, at fair value	(4)	(26)	6
Derivatives	11	185	(18)
Embedded derivatives - fixed maturities	(1)	(5)	(4)
Other derivatives	—	1	2
Managed custody guarantees	(2)	(5)	3
Stabilizers	(1)	19	30
Mortgage loans	(10)	—	99
Other investments	—	—	95
Net gains (losses)	$(134)	$(429)	$166
Proceeds from the sale of fixed maturities, available-for-sale, and equity securities and the related gross realized gains and losses, before tax, were as follows for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Proceeds on sales	$3,356	$3,601	$5,275
Gross gains	51	68	538
Gross losses	47	76	8

3.    Derivative Financial Instruments

The Company primarily enters into the following types of derivatives:

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge its exposure to market risks due to changes in interest rates. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships. The Company may also use futures contracts as a hedge against an increase in certain equity indices.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain products that contain embedded derivatives for which market value is at least partially determined by, among other things, levels of or

C-35

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

changes in domestic or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads. In addition, the Company has entered into coinsurance with funds withheld arrangements, which contain embedded derivatives.

The Company utilizes derivative contracts mainly to hedge exposure to variability in cash flows, interest rate risk, credit risk, foreign exchange risk and equity market risk. The majority of derivatives used by the Company are designated as product hedges, which hedge the exposure arising from insurance liabilities or guarantees embedded in the contracts the Company offers through various product lines. The Company also uses derivatives contracts to hedge its exposure to various risks associated with the investment portfolio. The Company also uses credit default swaps coupled with other investments in order to produce the investment characteristics of otherwise permissible investments. Based on the notional amounts, a substantial portion of the Company’s derivative positions was not designated or did not qualify for hedge accounting as part of a hedging relationship as outlined in ASC Topic 815 as of December 31, 2023 and 2022.

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	December 31, 2023			December 31, 2022
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$10	$—	$—	$18	$—	$—
Foreign exchange contracts	597	27	6	596	58	2
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts	11,125	186	290	12,470	262	327
Foreign exchange contracts	66	—	2	45	2	—
Credit contracts	101	—	1	141	—	2
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments(2)	N/A	1	—	N/A	2	—
Managed custody guarantees(3)	N/A	—	8	N/A	—	6
Stabilizers(3)	N/A	—	1	N/A	—	—
Total		$214	$308		$324	$337
(1) Open derivative contracts are reported as Derivatives assets or liabilities at fair value on the Consolidated Balance Sheets at fair value.
(2) Included in Fixed maturities, available-for-sale, at fair value on the Consolidated Balance Sheets.
(3) Included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets.
N/A - Not applicable

C-36

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company does not offset any derivative assets and liabilities in the Consolidated Balance Sheets. The disclosures set out in the table below include the fair values of Over-The-Counter (“OTC”) and cleared derivatives excluding exchange traded contracts subject to master netting agreements or similar agreements as of the dates indicated:

	Gross Amount Recognized(1)	Counterparty Netting(2)	Cash Collateral Netting(2)	Securities Collateral Netting(2)	Net receivables/ payables
December 31, 2023
Derivative assets	$213	$(184)	$(17)	$(8)	$4
Derivative liabilities	299	(184)	(111)	(3)	1
December 31, 2022
Derivative assets	321	(263)	(51)	(6)	1
Derivative liabilities	331	(263)	(64)	(1)	3
(1) As of December 31, 2023, gross amounts do not exclude asset and liability exchange traded contracts. As of December 31, 2022, gross amounts exclude asset and liability exchange traded contracts of $1 and $0, respectively.
(2) Represents the netting of receivable with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Collateral

Under the terms of the OTC Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets.

As of December 31, 2023, the Company held $17 and pledged $112 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. As of December 31, 2022, the Company held $50 and $62 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. In addition, as of December 31, 2023, the Company delivered $153 of securities and held $10 securities as collateral. As of December 31, 2022, the Company delivered $102 of securities and held $7 securities as collateral.

C-37

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives qualifying for hedge accounting on the Consolidated Statements of Operations and Consolidated Statements of Comprehensive Income are as follows for the periods indicated:

	Year Ended December 31,
	2023		2022		2021
	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Location of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income into Income	Net investment income	Net investment income and Net gains (losses)	Net investment income	Net investment income and Net gains (losses)	Net investment income	Net investment income and Net gains (losses)
Amount of Gain or (Loss) Recognized in Other Comprehensive Income	$—	$(36)	$(2)	$58	$(1)	$33
Amount of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income	—	8	—	9	—	3

The location and amount of gain (loss) recognized in the Consolidated Statements of Operations for derivatives qualifying for hedge accounting are as follows for the periods indicated:

	Year Ended December 31,
	2023		2022		2021
	Net investment income	Net gains (losses)	Net investment income	Net gains (losses)	Net investment income	Net gains (losses)
Total amounts of line items presented in the statements of operations in which the effects of cash flow hedges are recorded	$1,523	$(134)	$1,619	$(429)	$1,949	$166
Cash flow hedges:
Foreign exchange contracts:
Gain (loss) reclassified from accumulated other comprehensive income into income	8	—	9	—	8	(5)

C-38

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives not designated as hedging instruments on the Consolidated Statements of Operations areas follows for the periods indicated:

	Location of Gain (Loss) Recognized on Derivative	Year Ended December 31,
		2023	2022	2021
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts	Net gains (losses)	$10	$184	$(16)
Foreign exchange contracts	Net gains (losses)	(1)	4	1
Credit contracts	Net gains (losses)	2	(3)	2
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments	Net gains (losses)	(1)	(5)	(4)
Managed custody guarantees	Net gains (losses)	(2)	(5)	4
Stabilizers	Net gains (losses)	(1)	19	30
Total		$7	$194	$17

C-39

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

4.    Fair Value Measurements

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$221	$54	$—	$275
U.S. Government agencies and authorities	—	30	—	30
State, municipalities and political subdivisions	—	554	—	554
U.S. corporate public securities	—	5,592	13	5,605
U.S. corporate private securities	—	2,451	1,185	3,636
Foreign corporate public securities and foreign governments(1)	—	2,022	—	2,022
Foreign corporate private securities(1)	—	1,945	354	2,299
Residential mortgage-backed securities	—	2,484	48	2,532
Commercial mortgage-backed securities	—	2,358	—	2,358
Other asset-backed securities	—	1,491	37	1,528
Total fixed maturities, including securities pledged	221	18,981	1,637	20,839
Equity securities	11	—	54	65
Derivatives:
Interest rate contracts	6	180	—	186
Foreign exchange contracts	—	27	—	27
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,061	—	—	1,061
Assets held in separate accounts	84,329	5,605	348	90,282
Total assets	$85,628	$24,793	$2,039	$112,460
Liabilities:
Stabilizer and MCGs	$—	$—	$9	$9
Derivatives:
Interest rate contracts	—	290	—	290
Foreign exchange contracts	—	8	—	8
Credit contracts	—	1	—	1
Total liabilities	$—	$299	$9	$308
(1) Primarily U.S. dollar denominated.

C-40

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$291	$86	$—	$377
U.S. Government agencies and authorities	—	30	—	30
State, municipalities and political subdivisions	—	600	—	600
U.S. corporate public securities	—	5,925	13	5,938
U.S. corporate private securities	—	2,212	1,356	3,568
Foreign corporate public securities and foreign governments(1)	—	2,064	2	2,066
Foreign corporate private securities (1)	—	2,099	339	2,438
Residential mortgage-backed securities	—	2,873	20	2,893
Commercial mortgage-backed securities	—	2,599	—	2,599
Other asset-backed securities	—	1,258	52	1,310
Total fixed maturities, including securities pledged	291	19,746	1,782	21,819
Equity securities	16	—	117	133
Derivatives:
Interest rate contracts	1	261	—	262
Foreign exchange contracts	—	60	—	60
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,407	—	—	1,407
Assets held in separate accounts	72,065	5,227	347	77,639
Total assets	$73,780	$25,294	$2,246	$101,320
Liabilities:
Stabilizer and MCGs	$—	$—	$6	$6
Derivatives:
Interest rate contracts	2	325	—	327
Foreign exchange contracts	—	2	—	2
Credit contracts	—	2	—	2
Total liabilities	$2	$329	$6	$337
(1) Primarily U.S. dollar denominated.

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company's Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement that is determined based on a hypothetical transaction at the measurement date, from a market participant's perspective. The Company considers three broad valuation approaches when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the

C-41

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

inputs to fair valuation approaches and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of exit price and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes.

When available, the fair value of the Company's financial assets and liabilities are based on quoted prices of identical assets in active markets and therefore, reflected in Level 1. The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below.

For fixed maturities classified as Level 2 assets, fair values are determined using a matrix-based market approach, based on prices obtained from third-party commercial pricing services and the Company’s matrix and analytics-based pricing models, which in each case incorporate a variety of market observable information as valuation inputs. The market observable inputs used for these fair value measurements, by fixed maturity asset class, are as follows:

U.S. Treasuries: Fair value is determined using third-party commercial pricing services, with the primary inputs being stripped interest and principal U.S. Treasury yield curves that represent a U.S. Treasury zero-coupon curve.

U.S. government agencies and authorities, State, municipalities and political subdivisions: Fair value is determined using third-party commercial pricing services, with the primary inputs being U.S. Treasury yield curves, trades of comparable securities, credit spreads off benchmark yields and issuer ratings.

U.S. corporate public securities, Foreign corporate public securities and foreign governments: Fair value is determined using third-party commercial pricing services, with the primary inputs being benchmark yields, trades of comparable securities, issuer ratings, bids and credit spreads off benchmark yields.

U.S. corporate private securities and Foreign corporate private securities: Fair values are determined using a matrix and analytics-based pricing model. The model incorporates the current level of risk-free interest rates, current corporate credit spreads, credit quality of the issuer and cash flow characteristics of the security. The model also considers a liquidity spread, the value of any collateral, the capital structure of the issuer, the presence of guarantees, and prices and quotes for comparably rated publicly traded securities.

RMBS, CMBS and ABS: Fair value is determined using third-party commercial pricing services, with the primary inputs being credit spreads off benchmark yields, prepayment speed assumptions, current and forecasted loss severity, debt service coverage ratios, collateral type, payment priority within tranche and the vintage of the loans underlying the security.

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3.

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the

C-42

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

borrower's ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities: Level 2 and Level 3 equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers.

Derivatives: Derivatives are carried at fair value, which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources, such as yield curves, exchange rates, S&P 500 Index prices, London Interbank Offered Rates ("LIBOR"), Overnight Index Swap ("OIS") rates, and Secured Overnight Financing Rate ("SOFR"). The Company uses SOFR discounting for valuations of interest rate derivatives; however, certain legacy positions may continue to be discounted on OIS. The Company uses OIS for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company's policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company's nonperformance risk is also considered and incorporated in the Company's valuation process. The Company also has certain credit default swaps and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. The remaining derivative instruments are valued based on market observable inputs and are classified as Level 2.

Stabilizer and MCGs: The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other market implied assumptions. These derivatives are classified as Level 3 liabilities.

The discount rate used to determine the fair value of the embedded derivatives and stand-alone derivative includes an adjustment for nonperformance risk. The nonperformance risk adjustment incorporates a blend of observable, similarly rated peer holding company credit spreads, adjusted to reflect the credit quality of the Company, as well as an adjustment to reflect the non-default spreads and the priority and recovery rates of policyholder claims.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.

Significant Unobservable Inputs

The Company's Level 3 fair value measurements of its fixed maturities, equity securities and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

C-43

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2023
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$13	$—	$—	$—	$—	$—	$—	$—	$—	$13	$—	$—
U.S. Corporate private securities	1,356	—	20	109	—	(3)	(162)	57	(192)	1,185	1	18
Foreign corporate public securities and foreign governments(1)	2	—	—	—	—	—	—	—	(2)	—	—	—
Foreign corporate private securities(1)	339	2	7	100	—	(8)	(125)	41	(2)	354	2	6
Residential mortgage-backed securities	20	(3)	—	29	—	—	—	2	—	48	(3)	—
Other asset-backed securities	52	—	—	10	—	—	(5)	—	(20)	37	—	—
Total fixed maturities, including securities pledged	1,782	(1)	27	248	—	(11)	(292)	100	(216)	1,637	—	24
Equity securities, at fair value	117	(3)	—	—	—	—	(60)	—	—	54	—	—
Stabilizer and MCGs(2)	(6)	(1)	—	—	(2)	—	—	—	—	(9)	—	—
Assets held in separate accounts(4)	347	1	—	8	—	(21)	—	14	(1)	348	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

C-44

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2022
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$5	$—	$(1)	$9	$—	$—	$—	$—	$—	$13	$—	$(1)
U.S. Corporate private securities	1,379	—	(277)	296	—	—	(155)	123	(10)	1,356	—	(274)
Foreign corporate public securities and foreign governments(1)	—	—	—	2	—	—	—	—	—	2	—	—
Foreign corporate private securities(1)	272	(19)	(32)	142	—	—	(30)	110	(104)	339	(3)	(32)
Residential mortgage-backed securities	34	(16)	—	3	—	—	—	—	(1)	20	(16)	—
Other asset-backed securities	33	—	(3)	55	—	(30)	(3)	—	—	52	—	(3)
Total fixed maturities, including securities pledged	1,723	(35)	(313)	507	—	(30)	(188)	233	(115)	1,782	(19)	(310)
Equity securities, at fair value	114	(21)	—	24	—	—	—	—	—	117	(21)	—
Stabilizer and MCGs(2)	(20)	16	—	—	(2)	—	—	—	—	(6)	—	—
Assets held in separate accounts(4)	316	(35)	—	191	—	(27)	—	6	(104)	347	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income.

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

C-45

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

For the years ended December 31, 2023 and 2022, the transfers in and out of Level 3 for fixed maturities and separate accounts were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

Other Financial Instruments

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets. ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying values and estimated fair values of the Company's financial instruments as of the dates indicated:

	December 31, 2023		December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$20,839	$20,839	$21,819	$21,819
Equity securities	65	65	133	133
Mortgage loans on real estate	4,048	3,829	4,227	3,996
Policy loans	161	161	159	159
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,061	1,061	1,407	1,407
Derivatives	213	213	322	322
Short-term loan to affiliate(2)	295	295	—	—
Other investments	88	88	132	132
Assets held in separate accounts	90,282	90,282	77,639	77,639
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	26,867	28,954	29,047	30,098
Funding agreements with fixed maturities	671	672	731	733
Supplementary contracts, immediate annuities and other	231	192	251	192
Stabilizer and MCGs	9	9	6	6
Derivatives	299	299	331	331
Short-term debt(3)	31	31	32	32
Long-term debt(3)	1	1	2	2
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Stabilizer and MCGs section of the table above.
(2) Included in Other Assets on the Consolidated Balance Sheets.
(3) Included in Other Liabilities on the Consolidated Balance Sheets.

C-46

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the classification of financial instruments which are not carried at fair value on the Consolidated Balance Sheets:

Financial Instrument	Classification
Mortgage loans on real estate	Level 3
Policy loans	Level 2
Short-term loan to affiliate	Level 2
Other investments	Level 2
Funding agreements without fixed maturities and deferred annuities	Level 3
Funding agreements with fixed maturities	Level 2
Supplementary contracts, immediate annuities and other	Level 3
Short-term debt and Long-term debt	Level 2

5.    Deferred Policy Acquisition Costs and Value of Business Acquired

The following table presents a rollforward of DAC and VOBA for the periods indicated:

	DAC	VOBA
	Wealth Solutions Deferred and Individual Annuities
Balance as of January 1, 2021	$568	$426
Deferrals of commissions and expenses	55	4
Amortization expense	(50)	(55)
Balance as of December 31, 2021	$573	$375
Deferrals of commissions and expenses	54	4
Amortization expense	(49)	(31)
Balance as of December 31, 2022	$578	$348
Deferrals of commissions and expenses	56	3
Amortization expense	(45)	(30)
Balance as of December 31, 2023	$589	$321

The following table shows a reconciliation of DAC and VOBA balances to the Consolidated Balance Sheets for the periods indicated:

	December 31, 2023	December 31, 2022
DAC:
Wealth Solutions Deferred and Individual Annuities	$589	$578
Other	10	12
VOBA	321	348
Total	$920	$938

There was no loss recognition for VOBA during 2023, 2022 and 2021.

C-47

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The estimated amount of VOBA amortization expense, net of interest, during the next five years is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results or changes in best estimates of future results.

Year	Amount
2024	$23
2025	21
2026	20
2027	18
2028	17

6.     Reserves for Contract Owner Account Balances

The following table presents a rollforward of Contract owner account balances for the periods indicated:

	Wealth Solutions Deferred Group and Individual Annuity
	December 31, 2023	December 31, 2022
Balance at January 1	$27,951	$27,095
Deposits	2,223	2,850
Fee income	(9)	(8)
Surrenders, withdrawals and benefits	(4,900)	(3,874)
Net transfers (from) to the general account (2)	(9)	1,174
Interest credited	735	714
Ending Balance	$25,991	$27,951

Weighted-average crediting rate	2.7%	2.6%
Net amount at risk (1)	$116	$154
Cash surrender value	$25,631	$27,567
(1) For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date and is calculated at a contract level. Where a contract has both a living and a death benefit, the Company calculates NAR at a contract level and aggregates the higher of the two values together.
(2) Net transfers (from) to the general account includes transfers of $(524) and $(802) for 2023 and 2022, respectively related to VRIAC-managed institutional/mutual fund plan assets in trust that are not reflected on the Consolidated Balance Sheets.

The following table shows a reconciliation of the Contract owner account balances for deferred group and individual annuities to the Future policy benefits and Contract owner accounts balances on the Consolidated Balance Sheets for the periods indicated:

	December 31, 2023	December 31, 2022
Wealth Solutions Deferred group and individual annuity (Contract owner account balances)	$25,991	$27,951
Other (Future policy benefits and Contract owner account balances)	4,586	4,991
Ending balance	$30,577	$32,942

C-48

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes detail on the differences between the interest rate being credited to contract holders as of the periods indicated, and the respective guaranteed minimum interest rates ("GMIRs"):

	Account Value(1)
	Excess of crediting rate over GMIR
	At GMIR	Up to .50% Above GMIR	0.51% - 1.00% Above GMIR	1.01% - 1.50% Above GMIR	1.51% - 2.00% Above GMIR	More than 2.00% Above GMIR	Total
As of December 31, 2023
Up to 1.00%	$11	$4,663	$3,451	$2,204	$858	$797	$11,984
1.01% - 2.00%	141	73	44	6	—	1	265
2.01% - 3.00%	6,275	36	1	—	—	—	6,312
3.01% - 4.00%	7,708	—	—	—	—	—	7,708
4.01% and Above	4	—	—	—	—	—	4
Renewable beyond 12 months (MYGA)(2)	398	—	—	—	3	—	401
Total discretionary rate setting products	$14,537	$4,772	$3,496	$2,210	$861	$798	$26,674

As of December 31, 2022
Up to 1.00%	$5,349	$2,857	$1,903	$1,112	$1,461	$102	$12,784
1.01% - 2.00%	246	27	34	1	—	1	309
2.01% - 3.00%	7,188	11	1	—	—	—	7,200
3.01% - 4.00%	8,329	—	—	—	—	—	8,329
4.01% and Above	4	—	—	—	—	—	4
Renewable beyond 12 months (MYGA)(2)	391	—	—	—	3	—	394
Total discretionary rate setting products	$21,507	$2,895	$1,938	$1,113	$1,464	$103	$29,020
(1) Includes only the account values for investment spread products with GMIRs and discretionary crediting rates, net of policy loans. Excludes Stabilizer products, which are fee based.
(2) Represents multi year guaranteed annuity ("MYGA") contracts with renewal dates after December 31, 2023 and 2022 on which we are required to credit interest above the contractual GMIR for at least the next twelve months.

7.    Reinsurance

As of December 31, 2023, the Company has reinsurance treaties with 3 unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts.

Premiums receivable and reinsurance recoverable was comprised of the following as of the dates indicated:

	December 31,
	2023	2022
Premiums receivable	$—	$(1)
Reinsurance recoverable, net of allowance for credit losses	2,899	3,033
Total	$2,899	$3,032

C-49

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Information regarding the effect of reinsurance on the Consolidated Statements of Operations is as follows for the periods indicated:

	Year ended December 31,
	2023	2022	2021
Premiums:
Direct premiums	$31	$18	$9
Reinsurance ceded	(2)	(2)	(2,459)
Net premiums	$29	$16	$(2,450)

Interest credited and other benefits to contract owners / policyholders:
Direct interest credited and other benefits to contract owners / policyholders	$920	$886	$899
Reinsurance assumed	4	4	4
Reinsurance ceded	(107)	(160)	(2,388)
Net interest credited and other benefits to contract owners / policyholders	$817	$730	$(1,485)

The Company has indemnity coinsurance and modified coinsurance arrangements with Security Life of Denver Company ("SLD") pursuant to a series of transactions entered into in 2021. Under these agreements, SLD contractually assumed annuity policyholder liabilities and obligations, although the Company remains obligated to contract owners. Reinsurance recoverable related to these agreements was $1.9 billion as of December 31, 2023 and 2022, on the Consolidated Balance Sheets.

The Company has an indemnity reinsurance arrangement with a subsidiary of Lincoln National Corporation ("Lincoln") related to a block of its individual life insurance business. Under the agreement, Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. Reinsurance recoverable related to this reinsurance agreement was $1 billion as of December 31, 2023 and 2022 on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. As of December 31, 2023 and 2022, the Company had a deposit asset net of the allowance for credit losses of $1.0 billion and $1.3 billion, respectively, which is reported in Other assets on the Consolidated Balance Sheets.

C-50

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

8.    Separate Accounts

The following tables present a rollforward of Separate account liabilities for the Wealth Solutions stabilizer and deferred annuity business, including a reconciliation to the Consolidated Balance Sheets, for the periods indicated:

	December 31, 2023			December 31, 2022
	Wealth Solutions Stabilizer	Wealth Solutions Deferred Annuity	Total	Wealth Solutions Stabilizer	Wealth Solutions Deferred Annuity	Total
Balance at January 1	$7,196	$68,373	$75,569	$8,091	$85,852	$93,943
Deposits	940	10,036	10,976	957	9,158	10,115
Fee income	(34)	(414)	(448)	(34)	(412)	(446)
Surrenders, withdrawals and benefits	(1,342)	(9,545)	(10,887)	(1,024)	(8,391)	(9,415)
Net transfers (from) to the separate account	—	(515)	(515)	—	(2,006)	(2,006)
Investment performance	415	13,505	13,920	(794)	(15,828)	(16,622)
Balance at end of period	$7,175	$81,440	$88,615	$7,196	$68,373	$75,569
Reconciliation to Consolidated Balance Sheets:

Other	1,667	2,070
Total Separate Accounts liabilities	$90,282	$77,639

Stabilizer products allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. The fair value is estimated using the income approach.

Cash surrender value represents the amount of the contract holders' account balances distributable at the balance sheet date, less certain surrender charges. The cash surrender value for Wealth Solutions deferred annuity products was $81,420 and $68,345 as of December 31, 2023 and 2022, respectively.

The aggregate fair value of assets, by major investment asset category, supporting separate accounts were as follows for the periods indicated:

	December 31,
	2023	2022
U.S. Treasury securities and obligations of U.S government corporations and agencies	$1,015	$1,586
Corporate debt and foreign securities:	2,528	2,307
Mortgage-backed securities	3,231	3,434
Equity securities (including mutual funds)	83,065	69,774
Cash, cash equivalents and short-term investments	399	311
Receivable for securities and accruals	44	227
Total	$90,282	$77,639

9.    Capital Contributions, Dividends and Statutory Information

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

C-51

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10%) of VRIAC's earned statutory surplus at the prior year end or (2) VRIAC's prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the year ended December 31, 2023, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $310. During the year ended December 31, 2022, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $48, as well as an extraordinary dividend in the aggregate amount of $809.

During the years ended December 31, 2023 and 2022, VRIAC did not receive capital contributions from its Parent.

The Company is subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the National Association of Insurance Commissioners ("NAIC"), to RBC requirements, as defined by the NAIC. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the Department, the entire amount or a portion of an insurance company's asset balance can be non-admitted depending on specific rules regarding admissibility. The most significant non-admitted assets of the Company are typically a portion of deferred tax assets in excess of prescribed thresholds.

Statutory net income was $577, $549 and $794 for the years ended December 31, 2023, 2022 and 2021, respectively. Statutory capital and surplus was $2.0 billion and $1.8 billion for the years ended December 31, 2023 and 2022, respectively.

10.    Accumulated Other Comprehensive Income (Loss)

Shareholder's equity included the following components of AOCI as of the dates indicated.

	December 31,
	2023	2022	2021(2)
Fixed maturities, net of impairment	$(1,827)	$(2,544)	$2,126
Derivatives(1)	57	111	77
Change in current discount rate	(335)	(349)	(391)
Deferred income tax asset (liability)	571	712	(253)
Total	(1,534)	(2,070)	1,559
Pension and other postretirement benefits liability, net of tax	3	3	3
AOCI	$(1,531)	$(2,067)	$1,562
(1) Gains and losses reported in AOCI from hedge transactions that resulted in the acquisition of an identified asset are reclassified into earnings in the same period or periods during which the asset acquired affects earnings. As of December 31, 2023, the portion of the AOCI that is expected to be reclassified into earnings within the next twelve months is $15.
(2) Upon adoption of ASU 2018-12 on January 1, 2023, the DAC/VOBA adjustments on available-for-sale securities were reversed as of the January 1, 2021 transition date and in subsequent periods.

C-52

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Changes in AOCI, including the reclassification adjustments recognized in the Consolidated Statements of Operations were as follows for the periods indicated:

	Year Ended December 31, 2023
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$694		$(146)	$548
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	21		(4)	17
Change in unrealized gains (losses) on available-for-sale securities	715		(150)	565

Derivatives:
Derivatives	(36)	(1)	8	(28)
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(18)		4	(14)
Change in unrealized gains (losses) on derivatives	(54)		12	(42)

Change in current discount rate	16		(3)	13
Change in Accumulated other comprehensive income (loss)	$677		$(141)	$536
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information

	Year Ended December 31, 2022
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(4,731)		$994	$(3,737)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	62		(13)	49
Change in unrealized gains (losses) on available-for-sale securities	(4,669)		981	(3,688)

Derivatives:
Derivatives	54	(1)	(11)	43
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(20)		4	(16)
Change in unrealized gains (losses) on derivatives	34		(7)	27

Change in current discount rate	41		(9)	32
Change in Accumulated other comprehensive income (loss)	$(4,594)		$965	$(3,629)
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

C-53

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2021
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(755)		$159	$(596)
Other	(2)		—	(2)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	(549)		115	(434)
Change in unrealized gains (losses) on available-for-sale securities	(1,306)		274	(1,032)

Derivatives:
Derivatives	25	(1)	(5)	20
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(21)		4	(17)
Change in unrealized gains (losses) on derivatives	4		(1)	3

Change in current discount rate	39		(8)	31
Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1)	(2)	—	(1)
Change in pension and other postretirement benefits liability	(1)		—	(1)
Change in Accumulated other comprehensive income (loss)	$(1,264)		$265	$(999)
.
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information
(2) See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

11.    Revenue from Contracts with Customers

Financial services revenue is disaggregated by type of service in the following table:

	Year Ended December 31,
	2023	2022	2021
Advisory and R&A	$460	$473	$514
Distribution and shareholder servicing	73	75	90
Total financial services revenue	533	548	604
Revenue from other sources(1)	478	472	524
Total Fee income and Other revenue	$1,011	$1,020	$1,128

(1)Primarily consists of revenue from insurance contracts and financial instruments.

Net receivables of $94 and $90 are included in Other assets on the Consolidated Balance Sheets as of December 31, 2023 and 2022, respectively.

C-54

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

12.    Income Taxes

Income tax expense (benefit) consisted of the following for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Current tax expense (benefit):
Federal	$14	$—	$(45)
Total current tax expense (benefit)	14	—	(45)
Deferred tax expense (benefit):
Federal	(1)	(51)	201
Total deferred tax expense (benefit)	(1)	(51)	201
Total income tax expense (benefit)	$13	$(51)	$156

Income taxes were different from the amount computed by applying the federal income tax rate to Income (loss) before income taxes for the following reasons for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Income (loss) before income taxes	$400	$282	$952
Tax rate	21.0%	21.0%	21.0%
Income tax expense (benefit) at federal statutory rate	84	59	200
Tax effect of:
Dividends received deduction	(36)	(42)	(33)
Security Life of Denver Company capital loss carryback (1)	(23)	—	—
Tax credits	(11)	(67)	(11)
Other	(1)	(1)	—
Income tax expense (benefit)	$13	$(51)	$156
Effective tax rate	3.2%	(18.1)%	16.4%
(1) See Other Tax Matters section below

C-55

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of the dates indicated, are presented below.

	December 31,
	2023	2022
Deferred tax assets
Net unrealized investment losses	$372	$511
Loss carryforwards	183	224
Current discount rate (1)	70	73
Tax credits	65	59
Insurance reserves	61	—
Compensation and benefits	57	55
Investments	19	48
Total gross assets	827	970
Less: Valuation allowance	—	—
Assets, net of valuation allowance	$827	$970

Deferred tax liabilities
Deferred policy acquisition costs	$(178)	$(181)
Insurance reserves	—	(3)
Other liabilities	(16)	(12)
Total gross liabilities	(194)	(196)
Net deferred income tax asset (liability)	$633	$774
(1) Current discount rate is a result of the adoption of ASU 2018-12. See the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements for additional information

The following table sets forth the federal and credit carryforwards for tax purposes as of the dates indicated:

	December 31,
	2023		2022
Federal net operating loss carryforward	$873	(1)	$1,065
Credit carryforward	65	(2)	59
(1) NOL not subject to expiration
(2) Expires between 2025 and 2032

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets ("DTA") will not be realized. As of December 31, 2023 and 2022, the Company had no valuation allowance. However, the application of intra-period tax allocation rules to benefits associated with capital deferred tax assets resulted in a valuation allowance as of December 31, 2023 and 2022 of $128 and $128, respectively, in continuing operations, offset by a corresponding benefit in Other comprehensive income.

The Company reviews all available positive and negative evidence to determine if a valuation allowance is recorded, including historical and projected pre-tax book income, tax planning strategies and reversals of temporary differences. As of December 31, 2023, the Company had year-to-date gains primarily on securities of $661 in Other comprehensive income, decreasing the related DTAs. Additionally, operating income remained positive for the period and was largely consistent with the 2022 year-end valuation allowance analysis. After evaluating the positive and negative evidence, the Company did not change its judgement regarding the realization of deferred tax assets and did not establish a valuation allowance in 2023.

C-56

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Other Tax Matters

On January 4, 2021, Voya Financial completed a series of transactions pursuant to a Master Transaction Agreement ("MTA") with Resolution Life U.S. Holdings Inc. ("Resolution Life US"). As a part of these transactions, Resolution Life US acquired the Voya Financial's wholly owned subsidiary, Security Life of Denver Company ("SLD"). SLD generated capital losses in the 2022 tax year, which were included in a carryback claim for Voya Financial in accordance with the MTA and resulted in a $23 tax benefit to the Company and decrease to the effective tax rate (the "Security Life of Denver Company capital loss carryback").

Tax Sharing Agreement

As of December 31, 2023 and 2022, the Company had a (payable)/receivable to/from Voya Financial of $(16) and $4, respectively, for federal income taxes under the intercompany tax sharing agreement.

The results of the Company's operations are included in the consolidated tax return of Voya Financial. Generally, the Company's consolidated financial statements recognize the current and deferred income tax consequences that result from the Company's activities during the current and preceding periods pursuant to the provisions of Income Taxes (ASC 740) as if the Company were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement. If the Company instead were to follow a separate taxpayer approach without any exceptions, there would be no impact to income tax expense (benefit) for the periods indicated above. However, any current tax benefit related to the Company's tax attributes realized by virtue of its inclusion in the consolidated tax return of Voya Financial would have been recorded directly to equity rather than income. Under the tax sharing agreement, Voya Financial will pay the Company for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Unrecognized Tax Benefits

The Company had no unrecognized tax benefits as of December 31, 2023 and 2022.

Interest and Penalties

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income taxes and Income tax expense on the Consolidated Balance Sheets and the Consolidated Statements of Operations, respectively. The Company had no accrued interest as of December 31, 2023 and 2022.

Tax Regulatory Matters

For the tax years 2021 through 2023, the Company participated in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2023 tax year, the Company was in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did not conduct any review or provide any letters of assurance for that tax year.

Tax Legislative Matters

In August 2022, the Inflation Reduction Act was signed into law creating the corporate alternative minimum tax ("CAMT"). The IRS has only issued limited guidance on the CAMT, and uncertainty remains regarding the application of and potential adjustments to the CAMT. The Company is not subject to the CAMT based on this guidance and will continue to evaluate the applicability as more guidance is provided.

C-57

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

13.    Financing Agreements

Reciprocal Loan Agreement

The Company maintains a reciprocal loan agreement with Voya Financial, an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which became effective in June 2001 and expires on April 1, 2026, either party can borrow from the other up to 3.0% of the Company's statutory admitted assets as of the preceding December 31. During the years ended December 31, 2023, 2022, and 2021, interest on any borrowing by either the Company or Voya Financial was charged at a rate based on the prevailing market rate for similar third-party borrowings for securities.

Under this agreement, the Company incurred interest expense of $3 and $1 for the years ended December 31, 2023, and 2022 and immaterial interest expense for the year ended December 31, 2021. The Company earned interest income of $18, $5 and $1 for the years ended December 31, 2023, 2022 and 2021. Interest expense and income are included in Interest expense and Net investment income, respectively, in the Consolidated Statements of Operations. As of December 31, 2023, the Company had $295 outstanding receivable and VIPS had a $31 outstanding payable. As of December 31, 2022, the Company had no outstanding receivable and VIPS had a $31 outstanding payable from/to Voya Financial under the reciprocal loan agreement.

14.    Benefit Plans

Defined Benefit Plan

Voya Services Company sponsors the Voya Retirement Plan (the "Retirement Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees) are eligible to participate.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). Beginning January 1, 2012, the Retirement Plan adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company.

The costs allocated to the Company for its employees' participation in the Retirement Plan were $12, $14 and $13 for the years ended December 31, 2023, 2022 and 2021, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Defined Contribution Plan

Voya Services Company sponsors the Voya Savings Plan (the "Savings Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria ("Career Agents"). The Savings Plan is a tax qualified defined contribution plan. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. Voya Services Company matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. Matching contributions are subject to a 4-year graded vesting schedule. Contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $21, $19 and $18, for the years ended December 31, 2023, 2022 and 2021, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Non-Qualified Retirement Plans

The Company, in conjunction with Voya Services Company, offers certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under Aetna

C-58

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Financial Services SERPs ceased, effective as of December 31, 2001 and participants began accruing benefits under Voya Services SERPs. Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

Effective January 1, 2012, the Supplemental Executive Retirement Plan was amended to coordinate with the amendment of the Retirement Plan from its current final average pay formula to a cash balance formula.

The Company, in conjunction with Voya Services Company, sponsors the Pension Plan for Certain Producers of Voya Retirement Insurance and Annuity Company (the "Agents Non-Qualified Plan"). This plan covers Career Agents. The Agents Non-Qualified Plan was frozen effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and Voya Services Company. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

Obligations and Funded Status

The following table summarizes the benefit obligations for the SERPs and Agents Non-Qualified Plan as of December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
Change in benefit obligation:
Benefit obligation, January 1	$61	$78
Interest cost	3	2
Benefits paid	(5)	(6)
Actuarial (gains) losses on obligation	1	(13)
Benefit obligation, December 31	$60	$61
(1) Includes actuarial loss of $1 due to change in discount rate for the year ended December 31, 2023. The discount rate decreased 0.19% during 2023 driven by a decrease in corporate AA yields.

Amounts recognized on the Consolidated Balance Sheets in Other liabilities and in AOCI were as follows as of December 31, 2023 and 2022:

	December 31,
	2023	2022
Accrued benefit cost	$(60)	$(61)
Net amount recognized	$(60)	$(61)
(1)Accrued benefit cost is included in Other liabilities on the Consolidated Balance Sheets.

Assumptions

The discount rate used in the measurement of the December 31, 2023 and 2022 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

	2023	2022
Discount rate	5.28%	5.47%

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries, including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market

C-59

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the SERPs and Agents Non-Qualified Plan.

The weighted-average discount rate used in calculating the net pension cost was as follows:

	2023	2022	2021
Discount rate	5.47%	3.00%	2.67%

Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

Net Periodic Benefit Costs

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan were as follows for the years ended December 31, 2023, 2022 and 2021:

	Year Ended December 31,
	2023	2022	2021
Interest cost	$3	$2	$2
Net (gain) loss recognition	1	(13)	(3)
Net periodic (benefit) cost	$4	$(11)	$(1)

Expected Future Benefit Payments

The following table summarizes the expected benefit payments related to the SERPs and Agents Non-Qualified Plan for the years indicated:

2024	$6
2025	6
2026	6
2027	5
2028	5
2029-2033	23

In 2024, the Company is expected to contribute $6 to the SERPs and Agents Non-Qualified Plan.

Share Based Compensation Plans

Certain employees of the Company participate in the 2013, 2014 and 2019 Omnibus Employee Incentive Plans ("the Omnibus Plans") sponsored by Voya Financial. The Omnibus Plans each permit the granting of a wide range of equity-based awards, including restricted stock units ("RSUs"), performance share units ("PSUs"), and stock options.

The Company was allocated compensation expense from Voya Financial of $34, $35 and $34 for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company recognized tax benefits of $7, $8 and $8 for the years ended 2023, 2022 and 2021, respectively.

All excess tax benefits and tax deficiencies related to share-based compensation are reported in Net Income.

C-60

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Other Benefit Plans

In addition, the Company, in conjunction with Voya Services Company, sponsors the following benefit plans:

•The Voya 401(k) Plan for VRIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay. A request for a determination letter on the qualified status of the Voya 401(k) Plan for VRIAC Agents was filed with the IRS on January 1, 2014. A favorable determination letter was received dated August 28, 2014.
•The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.
•The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.
•Certain health care and life insurance benefits for retired employees and their eligible dependents. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually and the Company subsidizes a portion of the monthly per-participant premium. Prior to April 1, 2017, coverage for Medicare eligible retirees was provided through a fully insured Medicare Advantage plan. Effective April 1, 2017, the fully insured Medicare Advantage Plan was replaced with access to individual coverage through a private exchange. The Company's premium subsidy ended and was replaced with a monthly HRA contribution. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.
•The Voya Financial Deferred Compensation Savings Plan, which is a non-qualified deferred compensation plan that includes a 401(k) excess component.

The benefit charges incurred by the Company related to these plans were immaterial for the years ended December 31, 2023, 2022, and 2021.

15.    Commitments and Contingencies

Leases

All of the Company's expenses for leased and subleased office properties are paid for by an affiliate and allocated back to the Company, as all remaining operating leases were executed by Voya Services Company as of December 31, 2008, which resulted in the Company no longer being party to any operating leases. For the years ended December 31, 2023, 2022 and 2021, rent expense for leases was $2, $3 and $3, respectively.

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. As of December 31, 2023 the Company had off-balance sheet commitments to acquire mortgage loans of $56 and purchase limited partnerships and private placement investments of $689.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreements, letter of credit ("LOC") and derivative transactions as described further in this note.

C-61

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The components of the fair value of the restricted assets were as follows as of the dates indicated:

	December 31,
	2023	2022
Fixed maturity collateral pledged to FHLB(1)	$1,205	$997
FHLB restricted stock(2)	33	35
Other fixed maturities-state deposits	11	11
Cash and cash equivalents	2	2
Securities pledged(3)	798	792
Total restricted assets	$2,049	$1,837
(1) Included in Fixed maturities, available for sale, at fair value, on the Consolidated Balance Sheets.
(2) Included in Other investments on the Consolidated Balance Sheets.
(3) Includes the fair value of loaned securities of $645 and $690 as of December 31, 2023 and 2022, respectively. In addition, as of December 31, 2023 and 2022, the Company delivered securities as collateral of $153 and $102, respectively. Loaned securities and securities delivered as collateral are included in Securities pledged on the Consolidated Balance Sheets.

Federal Home Loan Bank Funding

The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”) and is required to pledge collateral to back funding agreements issued to the FHLB. As of December 31, 2023 and 2022, the Company had $671 and $730, respectively, in non-putable funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance sheets. As of December 31, 2023 and 2022, assets with a market value of approximately $1,205 and $997, respectively, collateralized the FHLB funding agreements. Assets pledged to the FHLB are included in Fixed maturities, available for sale, at fair value on the Consolidated Balance Sheets.

Litigation, Regulatory Matters and Loss Contingencies

Litigation, regulatory and other loss contingencies arise in connection with the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including negligence, breach of contract, fraud, violation of regulation or statute, breach of fiduciary duty, negligent misrepresentation, failure to supervise, elder abuse and other torts.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies.

While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is

C-62

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2023, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, as not material to the Company.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Litigation includes Ravarino, et al. v. Voya Financial, Inc., et al. (USDC District of Connecticut, No. 3:21-cv-01658)(filed December 14, 2021). In this putative class action, the plaintiffs allege that the named defendants, which include the Company, breached their fiduciary duties of prudence and loyalty in the administration of the Voya 401(k) Savings Plan. The plaintiffs claim that the named defendants did not exercise proper prudence in their management of allegedly poorly performing investment options, including proprietary funds, and passed excessive investment-management and other administrative fees for proprietary and non-proprietary funds onto plan participants. The plaintiffs also allege that the defendants engaged in self-dealing through the inclusion of the Voya Stable Value Option into the plan offerings and by setting the “crediting rate” for participants’ investment in the Stable Value Fund artificially low in relation to Voya’s general account investment returns in order to maximize the spread and Voya’s profits at the participants’ expense. The complaint seeks disgorgement of unjust profits as well as costs incurred. On June 13, 2023, the Court issued a ruling granting in part and denying in part Voya's motion to dismiss. The court largely dismissed the claims for breach of fiduciary duty. The remaining claims concern allegations of breaches of the ERISA prohibited transactions rule and a claim for failure to monitor the Voya Small Cap Growth fund. The Company denies the allegations, which it believes are without merit, and intends to defend the case vigorously.

16.    Related Party Transactions

Operating Agreements

VRIAC has certain agreements whereby it generates revenues and incurs expenses with affiliated entities. The agreements are as follows:

•Investment Advisory agreement with Voya Investment Management LLC ("VIM"), an affiliate, in which VIM provides asset management, administrative and accounting services for VRIAC's general account. VRIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2023, 2022 and 2021, expenses were incurred in the amounts of $64, $68 and $69, respectively.

•Services agreements with Voya Services Company and other insurance and non-insurance company affiliates for administrative, management, financial and information technology services. For the years ended December 31, 2023, 2022 and 2021, expenses were incurred in the amounts of $457, $454 and $505, respectively.

•Intercompany agreement with VIM, as amended pursuant to which VIM agreed, effective January 1, 2010, to pay the Company, on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the

C-63

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

years ended December 31, 2023, 2022 and 2021, revenue under the VIM intercompany agreement was $52, $56 and $67, respectively.

•Variable annuity, fixed insurance and mutual fund products issued by VRIAC are sold by Voya Financial Advisors, an affiliate of VRIAC. For the years ended December 31, 2023, 2022 and 2021 commission expenses incurred by VRIAC were $72, $72 and $84, respectively.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods. Revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those incurred if the Company was not a wholly owned subsidiary of its Parent.

Investment Advisory and Other Fees

VFP acts as a distributor of insurance products issued by its affiliates, which may in turn invest in mutual fund products issued by certain of its affiliates. For each of the years ended December 31, 2023, 2022 and 2021, distribution revenues received by VFP related to affiliated mutual fund products were $24, $26, and $31.

C-64

Variable Life Account B of Voya Retirement Insurance
and Annuity Company

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of assets and liabilities

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
Fidelity® VIP Contrafund® Portfolio - Initial Class	$12,349,336	$12,349,336	$12,349,336
Fidelity® VIP Equity-Income Portfolio - Initial Class	9,114,726	9,114,726	9,114,726
Fidelity® VIP Growth Portfolio - Initial Class	6,783	6,783	6,783
Fidelity® VIP Overseas Portfolio - Initial Class	532,277	532,277	532,277
Invesco V.I. Global Fund - Series I Shares	2,694,347	2,694,347	2,694,347
Invesco V.I. Global Strategic Income Fund - Series I Shares	484,556	484,556	484,556
Janus Henderson Balanced Portfolio - Institutional Shares	5,768,232	5,768,232	5,768,232
Janus Henderson Enterprise Portfolio - Institutional Shares	14,403,115	14,403,115	14,403,115
Janus Henderson Flexible Bond Portfolio - Institutional Shares	21,639	21,639	21,639
Janus Henderson Global Research Portfolio - Institutional Shares	10,069,591	10,069,591	10,069,591
Janus Henderson Research Portfolio - Institutional Shares	7,739,092	7,739,092	7,739,092
MFS® VIT Total Return Series - Initial Class	24,985	24,985	24,985
Voya Balanced Portfolio - Class I	3,521,798	3,521,798	3,521,798
Voya Government Money Market Portfolio - Class I	2,259,666	2,259,666	2,259,666
Voya Growth and Income Portfolio - Class I	64,540,649	64,540,649	64,540,649
Voya Index Plus LargeCap Portfolio - Class I	67,008,299	67,008,299	67,008,299
Voya Intermediate Bond Portfolio - Class I	2,933,344	2,933,344	2,933,344
Voya Large Cap Growth Portfolio - Class I	7,007,256	7,007,256	7,007,256
Voya Strategic Allocation Conservative Portfolio - Class I	427,330	427,330	427,330
Voya Strategic Allocation Growth Portfolio - Class I	2,356,372	2,356,372	2,356,372
Voya Strategic Allocation Moderate Portfolio - Class I	1,632,935	1,632,935	1,632,935
VY® T. Rowe Price Growth Equity Portfolio - Class I	3,572,596	3,572,596	3,572,596
VY® Voya International High Dividend Low Volatility Portfolio - Class I	2,511,294	2,511,294	2,511,294
See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of operations

Years Ended December 31, 2021, 2022, and 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Year Ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Initial Class	$9,191	$(117,909)	$(108,718)	$678,148
Fidelity® VIP Equity-Income Portfolio - Initial Class	146,265	(56,274)	89,991	124,226
Fidelity® VIP Growth Portfolio - Initial Class	—	(1,652)	(1,652)	107,664
Fidelity® VIP Overseas Portfolio - Initial Class	2,705	(2,547)	158	8,368
Invesco V.I. Global Fund - Series I Shares	—	(27,688)	(27,688)	244,637
Invesco V.I. Global Strategic Income Fund - Series I Shares	34,847	(4,227)	30,620	(5,696)
Janus Henderson Balanced Portfolio - Institutional Shares	64,433	(54,725)	9,708	278,251
Janus Henderson Enterprise Portfolio - Institutional Shares	52,755	(139,364)	(86,609)	799,756
Janus Henderson Flexible Bond Portfolio - Institutional Shares	453	(112)	341	16
Janus Henderson Global Research Portfolio - Institutional Shares	59,274	(100,903)	(41,629)	416,232
Janus Henderson Research Portfolio - Institutional Shares	8,726	(74,239)	(65,513)	328,364
MFS® VIT Total Return Series - Initial Class	413	(114)	299	160
Voya Balanced Portfolio - Class I	84,584	(40,016)	44,568	242,198
Voya Government Money Market Portfolio - Class I	—	(14,630)	(14,630)	(118)
Voya Growth and Income Portfolio - Class I	674,874	(581,195)	93,679	2,110,811
Voya Index Plus LargeCap Portfolio - Class I	659,141	(569,069)	90,072	768,444
Voya Intermediate Bond Portfolio - Class I	132,218	(30,988)	101,230	3,971
Voya Large Cap Growth Portfolio - Class I	—	(74,362)	(74,362)	182,966
Voya Strategic Allocation Conservative Portfolio - Class I	11,297	(3,703)	7,594	14,476
Voya Strategic Allocation Growth Portfolio - Class I	49,300	(22,732)	26,568	56,901
Voya Strategic Allocation Moderate Portfolio - Class I	37,836	(10,910)	26,926	25,488
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	(28,425)	(28,425)	232,544
VY® Voya International High Dividend Low Volatility Portfolio - Class I	68,347	(25,539)	42,808	(32,057)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Initial Class	$1,823,794	$2,501,942	$1,048,256	$3,441,480
Fidelity® VIP Equity-Income Portfolio - Initial Class	857,598	981,824	565,925	1,637,740
Fidelity® VIP Growth Portfolio - Initial Class	80,540	188,204	(123,628)	62,924
Fidelity® VIP Overseas Portfolio - Initial Class	38,810	47,178	41,157	88,493
Invesco V.I. Global Fund - Series I Shares	186,079	430,716	100,291	503,319
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(5,696)	(55,601)	(30,677)
Janus Henderson Balanced Portfolio - Institutional Shares	55,560	333,811	732,424	1,075,943
Janus Henderson Enterprise Portfolio - Institutional Shares	1,392,138	2,191,894	341,663	2,446,948
Janus Henderson Flexible Bond Portfolio - Institutional Shares	588	604	(1,267)	(322)
Janus Henderson Global Research Portfolio - Institutional Shares	532,423	948,655	867,806	1,774,832
Janus Henderson Research Portfolio - Institutional Shares	438,372	766,736	833,095	1,534,318
MFS® VIT Total Return Series - Initial Class	1,099	1,259	1,318	2,876
Voya Balanced Portfolio - Class I	76,541	318,739	355,910	719,217
Voya Government Money Market Portfolio - Class I	1,842	1,724	118	(12,788)
Voya Growth and Income Portfolio - Class I	28,024,215	30,135,026	(13,711,805)	16,516,900
Voya Index Plus LargeCap Portfolio - Class I	4,106,039	4,874,483	10,927,433	15,891,988
Voya Intermediate Bond Portfolio - Class I	133	4,104	(181,267)	(75,933)
Voya Large Cap Growth Portfolio - Class I	1,532,041	1,715,007	(236,819)	1,403,826
Voya Strategic Allocation Conservative Portfolio - Class I	1,044	15,520	16,156	39,270
Voya Strategic Allocation Growth Portfolio - Class I	49,811	106,712	260,776	394,056
Voya Strategic Allocation Moderate Portfolio - Class I	50,391	75,879	111,564	214,369
VY® T. Rowe Price Growth Equity Portfolio - Class I	394,077	626,621	288,614	886,810
VY® Voya International High Dividend Low Volatility Portfolio - Class I	—	(32,057)	284,137	294,888

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of operations (continued)

Years Ended December 31, 2021, 2022, and 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Year Ended December 31, 2022
Fidelity® VIP Contrafund® Portfolio - Initial Class	$57,443	$(94,281)	$(36,838)	$459,993
Fidelity® VIP Equity-Income Portfolio - Initial Class	160,279	(53,990)	106,289	98,805
Fidelity® VIP Growth Portfolio - Initial Class	903	(331)	572	89,056
Fidelity® VIP Overseas Portfolio - Initial Class	4,717	(2,174)	2,543	403
Invesco V.I. Global Fund - Series I Shares	—	(18,008)	(18,008)	62,214
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(3,409)	(3,409)	(18,415)
Janus Henderson Balanced Portfolio - Institutional Shares	76,580	(46,643)	29,937	227,917
Janus Henderson Enterprise Portfolio - Institutional Shares	28,616	(116,480)	(87,864)	438,770
Janus Henderson Flexible Bond Portfolio - Institutional Shares	525	(103)	422	(114)
Janus Henderson Global Research Portfolio - Institutional Shares	98,667	(84,664)	14,003	276,368
Janus Henderson Research Portfolio - Institutional Shares	10,654	(57,572)	(46,918)	126,232
MFS® VIT Total Return Series - Initial Class	384	(112)	272	65
Voya Balanced Portfolio - Class I	71,218	(30,327)	40,891	169,686
Voya Government Money Market Portfolio - Class I	28,813	(14,808)	14,005	(123)
Voya Growth and Income Portfolio - Class I	665,136	(517,019)	148,117	(1,496,901)
Voya Index Plus LargeCap Portfolio - Class I	507,318	(534,625)	(27,307)	136,809
Voya Intermediate Bond Portfolio - Class I	101,208	(23,843)	77,365	(66,067)
Voya Large Cap Growth Portfolio - Class I	—	(58,168)	(58,168)	(139,660)
Voya Strategic Allocation Conservative Portfolio - Class I	14,891	(2,619)	12,272	7,779
Voya Strategic Allocation Growth Portfolio - Class I	74,517	(19,580)	54,937	(3,178)
Voya Strategic Allocation Moderate Portfolio - Class I	49,103	(9,278)	39,825	3,324
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	(18,552)	(18,552)	(23,074)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	113,002	(22,325)	90,677	(33,018)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2022
Fidelity® VIP Contrafund® Portfolio - Initial Class	$551,482	$1,011,475	$(5,100,858)	$(4,126,221)
Fidelity® VIP Equity-Income Portfolio - Initial Class	279,567	378,372	(870,844)	(386,183)
Fidelity® VIP Growth Portfolio - Initial Class	11,401	100,457	(121,757)	(20,728)
Fidelity® VIP Overseas Portfolio - Initial Class	3,875	4,278	(144,362)	(137,541)
Invesco V.I. Global Fund - Series I Shares	436,957	499,171	(1,624,261)	(1,143,098)
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(18,415)	(63,213)	(85,037)
Janus Henderson Balanced Portfolio - Institutional Shares	196,589	424,506	(1,695,913)	(1,241,470)
Janus Henderson Enterprise Portfolio - Institutional Shares	2,314,642	2,753,412	(5,467,607)	(2,802,059)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	388	274	(3,930)	(3,234)
Janus Henderson Global Research Portfolio - Institutional Shares	1,059,120	1,335,488	(3,663,502)	(2,314,011)
Janus Henderson Research Portfolio - Institutional Shares	1,209,568	1,335,800	(4,011,924)	(2,723,042)
MFS® VIT Total Return Series - Initial Class	1,920	1,985	(4,760)	(2,503)
Voya Balanced Portfolio - Class I	507,504	677,190	(1,558,197)	(840,116)
Voya Government Money Market Portfolio - Class I	—	(123)	123	14,005
Voya Growth and Income Portfolio - Class I	7,845,195	6,348,294	(17,186,047)	(10,689,636)
Voya Index Plus LargeCap Portfolio - Class I	14,675,793	14,812,602	(28,815,795)	(14,030,500)
Voya Intermediate Bond Portfolio - Class I	10,358	(55,709)	(644,451)	(622,795)
Voya Large Cap Growth Portfolio - Class I	2,158,884	2,019,224	(4,571,626)	(2,610,570)
Voya Strategic Allocation Conservative Portfolio - Class I	33,518	41,297	(136,583)	(83,014)
Voya Strategic Allocation Growth Portfolio - Class I	295,363	292,185	(900,342)	(553,220)
Voya Strategic Allocation Moderate Portfolio - Class I	165,042	168,366	(561,186)	(352,995)
VY® T. Rowe Price Growth Equity Portfolio - Class I	586,089	563,015	(2,567,715)	(2,023,252)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	—	(33,018)	(325,495)	(267,836)

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of operations (continued)

Years Ended December 31, 2021, 2022, and 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Year Ended December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Initial Class	$54,866	$(88,983)	$(34,117)	$240,124
Fidelity® VIP Equity-Income Portfolio - Initial Class	167,502	(53,992)	113,510	55,889
Fidelity® VIP Growth Portfolio - Initial Class	8	(40)	(32)	747
Fidelity® VIP Overseas Portfolio - Initial Class	5,233	(2,441)	2,792	746
Invesco V.I. Global Fund - Series I Shares	5,578	(17,203)	(11,625)	(22,697)
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(3,209)	(3,209)	(34,193)
Janus Henderson Balanced Portfolio - Institutional Shares	120,530	(43,906)	76,624	195,415
Janus Henderson Enterprise Portfolio - Institutional Shares	22,031	(112,723)	(90,692)	291,686
Janus Henderson Flexible Bond Portfolio - Institutional Shares	856	(101)	755	(203)
Janus Henderson Global Research Portfolio - Institutional Shares	86,892	(85,125)	1,767	200,338
Janus Henderson Research Portfolio - Institutional Shares	10,021	(58,613)	(48,592)	131,692
MFS® VIT Total Return Series - Initial Class	464	(113)	351	(17)
Voya Balanced Portfolio - Class I	61,225	(26,778)	34,447	5,799
Voya Government Money Market Portfolio - Class I	99,076	(15,535)	83,541	(48)
Voya Growth and Income Portfolio - Class I	685,362	(501,640)	183,722	(1,514,131)
Voya Index Plus LargeCap Portfolio - Class I	589,489	(548,875)	40,614	199,581
Voya Intermediate Bond Portfolio - Class I	124,947	(20,798)	104,149	(118,495)
Voya Large Cap Growth Portfolio - Class I	—	(55,906)	(55,906)	(176,739)
Voya Strategic Allocation Conservative Portfolio - Class I	13,652	(2,456)	11,196	(5,059)
Voya Strategic Allocation Growth Portfolio - Class I	76,983	(18,857)	58,126	(15,108)
Voya Strategic Allocation Moderate Portfolio - Class I	62,255	(8,749)	53,506	(16,811)
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	(17,587)	(17,587)	(35,992)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	112,859	(22,737)	90,122	(36,096)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Initial Class	$398,232	$638,356	$2,544,716	$3,148,955
Fidelity® VIP Equity-Income Portfolio - Initial Class	251,428	307,317	423,430	844,257
Fidelity® VIP Growth Portfolio - Initial Class	254	1,001	1,439	2,408
Fidelity® VIP Overseas Portfolio - Initial Class	1,323	2,069	81,082	85,943
Invesco V.I. Global Fund - Series I Shares	282,089	259,392	466,560	714,327
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(34,193)	79,228	41,826
Janus Henderson Balanced Portfolio - Institutional Shares	—	195,415	514,584	786,623
Janus Henderson Enterprise Portfolio - Institutional Shares	947,024	1,238,710	1,039,432	2,187,450
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	(203)	421	973
Janus Henderson Global Research Portfolio - Institutional Shares	265,532	465,870	1,662,265	2,129,902
Janus Henderson Research Portfolio - Institutional Shares	—	131,692	2,311,029	2,394,129
MFS® VIT Total Return Series - Initial Class	967	950	860	2,161
Voya Balanced Portfolio - Class I	14,078	19,877	417,630	471,954
Voya Government Money Market Portfolio - Class I	—	(48)	48	83,541
Voya Growth and Income Portfolio - Class I	5,480,099	3,965,968	9,753,649	13,903,339
Voya Index Plus LargeCap Portfolio - Class I	1,364,754	1,564,335	12,160,320	13,765,269
Voya Intermediate Bond Portfolio - Class I	—	(118,495)	204,770	190,424
Voya Large Cap Growth Portfolio - Class I	—	(176,739)	2,172,550	1,939,905
Voya Strategic Allocation Conservative Portfolio - Class I	11,781	6,722	25,812	43,730
Voya Strategic Allocation Growth Portfolio - Class I	139,193	124,085	180,338	362,549
Voya Strategic Allocation Moderate Portfolio - Class I	74,189	57,378	114,377	225,261
VY® T. Rowe Price Growth Equity Portfolio - Class I	53,621	17,629	1,190,335	1,190,377
VY® Voya International High Dividend Low Volatility Portfolio - Class I	—	(36,096)	266,837	320,863

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of changes in net assets

Years Ended December 31, 2021, 2022 and 2023

	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Fidelity® VIP Overseas Portfolio - Initial Class Subaccount	Invesco V.I. Global Fund - Series I Shares Subaccount	Invesco V.I. Global Strategic Income Fund - Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2021	$13,499,242	$7,006,994	$460,064	$490,372	$3,585,325	$786,054	$6,961,374
Changes From Operations:
• Net investment income (loss)	(108,718)	89,991	(1,652)	158	(27,688)	30,620	9,708
• Net realized gain (loss) on investments	2,501,942	981,824	188,204	47,178	430,716	(5,696)	333,811
• Net change in unrealized appreciation or depreciation on investments	1,048,256	565,925	(123,628)	41,157	100,291	(55,601)	732,424
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,441,480	1,637,740	62,924	88,493	503,319	(30,677)	1,075,943
Change From Unit Transactions:
• Net unit transactions	(1,197,733)	(493,761)	(230,774)	(35,205)	(407,818)	(31,252)	(586,873)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,197,733)	(493,761)	(230,774)	(35,205)	(407,818)	(31,252)	(586,873)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,243,747	1,143,979	(167,850)	53,288	95,501	(61,929)	489,070
NET ASSETS AT DECEMBER 31, 2021	15,742,989	8,150,973	292,214	543,660	3,680,826	724,125	7,450,444
Changes From Operations:
• Net investment income (loss)	(36,838)	106,289	572	2,543	(18,008)	(3,409)	29,937
• Net realized gain (loss) on investments	1,011,475	378,372	100,457	4,278	499,171	(18,415)	424,506
• Net change in unrealized appreciation or depreciation on investments	(5,100,858)	(870,844)	(121,757)	(144,362)	(1,624,261)	(63,213)	(1,695,913)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,126,221)	(386,183)	(20,728)	(137,541)	(1,143,098)	(85,037)	(1,241,470)
Change From Unit Transactions:
• Net unit transactions	(1,427,581)	562,303	(267,937)	11,021	(285,643)	(37,306)	(469,991)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,427,581)	562,303	(267,937)	11,021	(285,643)	(37,306)	(469,991)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,553,802)	176,120	(288,665)	(126,520)	(1,428,741)	(122,343)	(1,711,461)
NET ASSETS AT DECEMBER 31, 2022	10,189,187	8,327,093	3,549	417,140	2,252,085	601,782	5,738,983
Changes From Operations:
• Net investment income (loss)	(34,117)	113,510	(32)	2,792	(11,625)	(3,209)	76,624
• Net realized gain (loss) on investments	638,356	307,317	1,001	2,069	259,392	(34,193)	195,415
• Net change in unrealized appreciation or depreciation on investments	2,544,716	423,430	1,439	81,082	466,560	79,228	514,584
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,148,955	844,257	2,408	85,943	714,327	41,826	786,623
Change From Unit Transactions:
• Net unit transactions	(988,806)	(56,624)	826	29,194	(272,065)	(159,052)	(757,374)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(988,806)	(56,624)	826	29,194	(272,065)	(159,052)	(757,374)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,160,149	787,633	3,234	115,137	442,262	(117,226)	29,249
NET ASSETS AT DECEMBER 31, 2023	$12,349,336	$9,114,726	$6,783	$532,277	$2,694,347	$484,556	$5,768,232

See accompanying notes.

	Janus Henderson Enterprise Portfolio - Institutional Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Research Portfolio - Institutional Shares Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	Voya Balanced Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2021	$16,157,549	$23,142	$10,655,907	$8,153,003	$21,571	$5,104,926
Changes From Operations:
• Net investment income (loss)	(86,609)	341	(41,629)	(65,513)	299	44,568
• Net realized gain (loss) on investments	2,191,894	604	948,655	766,736	1,259	318,739
• Net change in unrealized appreciation or depreciation on investments	341,663	(1,267)	867,806	833,095	1,318	355,910
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,446,948	(322)	1,774,832	1,534,318	2,876	719,217
Change From Unit Transactions:
• Net unit transactions	(1,453,813)	(780)	(702,921)	(582,384)	(790)	(634,959)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,453,813)	(780)	(702,921)	(582,384)	(790)	(634,959)
TOTAL INCREASE (DECREASE) IN NET ASSETS	993,135	(1,102)	1,071,911	951,934	2,086	84,258
NET ASSETS AT DECEMBER 31, 2021	17,150,684	22,040	11,727,818	9,104,937	23,657	5,189,184
Changes From Operations:
• Net investment income (loss)	(87,864)	422	14,003	(46,918)	272	40,891
• Net realized gain (loss) on investments	2,753,412	274	1,335,488	1,335,800	1,985	677,190
• Net change in unrealized appreciation or depreciation on investments	(5,467,607)	(3,930)	(3,663,502)	(4,011,924)	(4,760)	(1,558,197)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,802,059)	(3,234)	(2,314,011)	(2,723,042)	(2,503)	(840,116)
Change From Unit Transactions:
• Net unit transactions	(1,030,039)	1,577	(794,124)	(483,951)	1,505	(1,116,241)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,030,039)	1,577	(794,124)	(483,951)	1,505	(1,116,241)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,832,098)	(1,657)	(3,108,135)	(3,206,993)	(998)	(1,956,357)
NET ASSETS AT DECEMBER 31, 2022	13,318,586	20,383	8,619,683	5,897,944	22,659	3,232,827
Changes From Operations:
• Net investment income (loss)	(90,692)	755	1,767	(48,592)	351	34,447
• Net realized gain (loss) on investments	1,238,710	(203)	465,870	131,692	950	19,877
• Net change in unrealized appreciation or depreciation on investments	1,039,432	421	1,662,265	2,311,029	860	417,630
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,187,450	973	2,129,902	2,394,129	2,161	471,954
Change From Unit Transactions:
• Net unit transactions	(1,102,921)	283	(679,994)	(552,981)	165	(182,983)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,102,921)	283	(679,994)	(552,981)	165	(182,983)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,084,529	1,256	1,449,908	1,841,148	2,326	288,971
NET ASSETS AT DECEMBER 31, 2023	$14,403,115	$21,639	$10,069,591	$7,739,092	$24,985	$3,521,798

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of changes in net assets (continued)

Years Ended December 31, 2021, 2022 and 2023

	Voya Government Money Market Portfolio - Class I Subaccount	Voya Growth and Income Portfolio - Class I Subaccount	Voya Index Plus LargeCap Portfolio - Class I Subaccount	Voya Intermediate Bond Portfolio - Class I Subaccount	Voya Large Cap Growth Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2021	$2,254,213	$61,893,645	$57,242,390	$4,530,456	$7,917,076
Changes From Operations:
• Net investment income (loss)	(14,630)	93,679	90,072	101,230	(74,362)
• Net realized gain (loss) on investments	1,724	30,135,026	4,874,483	4,104	1,715,007
• Net change in unrealized appreciation or depreciation on investments	118	(13,711,805)	10,927,433	(181,267)	(236,819)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,788)	16,516,900	15,891,988	(75,933)	1,403,826
Change From Unit Transactions:
• Net unit transactions	(112,287)	(7,785,499)	(1,705,548)	(200,981)	(668,559)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(112,287)	(7,785,499)	(1,705,548)	(200,981)	(668,559)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(125,075)	8,731,401	14,186,440	(276,914)	735,267
NET ASSETS AT DECEMBER 31, 2021	2,129,138	70,625,046	71,428,830	4,253,542	8,652,343
Changes From Operations:
• Net investment income (loss)	14,005	148,117	(27,307)	77,365	(58,168)
• Net realized gain (loss) on investments	(123)	6,348,294	14,812,602	(55,709)	2,019,224
• Net change in unrealized appreciation or depreciation on investments	123	(17,186,047)	(28,815,795)	(644,451)	(4,571,626)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,005	(10,689,636)	(14,030,500)	(622,795)	(2,610,570)
Change From Unit Transactions:
• Net unit transactions	(14,304)	(4,878,324)	(1,199,250)	(335,677)	(582,260)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,304)	(4,878,324)	(1,199,250)	(335,677)	(582,260)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(299)	(15,567,960)	(15,229,750)	(958,472)	(3,192,830)
NET ASSETS AT DECEMBER 31, 2022	2,128,839	55,057,086	56,199,080	3,295,070	5,459,513
Changes From Operations:
• Net investment income (loss)	83,541	183,722	40,614	104,149	(55,906)
• Net realized gain (loss) on investments	(48)	3,965,968	1,564,335	(118,495)	(176,739)
• Net change in unrealized appreciation or depreciation on investments	48	9,753,649	12,160,320	204,770	2,172,550
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	83,541	13,903,339	13,765,269	190,424	1,939,905
Change From Unit Transactions:
• Net unit transactions	47,286	(4,419,776)	(2,956,050)	(552,150)	(392,162)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	47,286	(4,419,776)	(2,956,050)	(552,150)	(392,162)
TOTAL INCREASE (DECREASE) IN NET ASSETS	130,827	9,483,563	10,809,219	(361,726)	1,547,743
NET ASSETS AT DECEMBER 31, 2023	$2,259,666	$64,540,649	$67,008,299	$2,933,344	$7,007,256

See accompanying notes.

	Voya Strategic Allocation Conservative Portfolio - Class I Subaccount	Voya Strategic Allocation Growth Portfolio - Class I Subaccount	Voya Strategic Allocation Moderate Portfolio - Class I Subaccount	VY® T. Rowe Price Growth Equity Portfolio - Class I Subaccount	VY® Voya International High Dividend Low Volatility Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2021	$431,216	$2,425,665	$1,566,170	$4,744,904	$2,791,293
Changes From Operations:
• Net investment income (loss)	7,594	26,568	26,926	(28,425)	42,808
• Net realized gain (loss) on investments	15,520	106,712	75,879	626,621	(32,057)
• Net change in unrealized appreciation or depreciation on investments	16,156	260,776	111,564	288,614	284,137
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,270	394,056	214,369	886,810	294,888
Change From Unit Transactions:
• Net unit transactions	93,811	(33,660)	159,353	(453,788)	(282,798)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	93,811	(33,660)	159,353	(453,788)	(282,798)
TOTAL INCREASE (DECREASE) IN NET ASSETS	133,081	360,396	373,722	433,022	12,090
NET ASSETS AT DECEMBER 31, 2021	564,297	2,786,061	1,939,892	5,177,926	2,803,383
Changes From Operations:
• Net investment income (loss)	12,272	54,937	39,825	(18,552)	90,677
• Net realized gain (loss) on investments	41,297	292,185	168,366	563,015	(33,018)
• Net change in unrealized appreciation or depreciation on investments	(136,583)	(900,342)	(561,186)	(2,567,715)	(325,495)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(83,014)	(553,220)	(352,995)	(2,023,252)	(267,836)
Change From Unit Transactions:
• Net unit transactions	(83,032)	(125,882)	(93,345)	(473,519)	(129,224)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(83,032)	(125,882)	(93,345)	(473,519)	(129,224)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(166,046)	(679,102)	(446,340)	(2,496,771)	(397,060)
NET ASSETS AT DECEMBER 31, 2022	398,251	2,106,959	1,493,552	2,681,155	2,406,323
Changes From Operations:
• Net investment income (loss)	11,196	58,126	53,506	(17,587)	90,122
• Net realized gain (loss) on investments	6,722	124,085	57,378	17,629	(36,096)
• Net change in unrealized appreciation or depreciation on investments	25,812	180,338	114,377	1,190,335	266,837
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	43,730	362,549	225,261	1,190,377	320,863
Change From Unit Transactions:
• Net unit transactions	(14,651)	(113,136)	(85,878)	(298,936)	(215,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,651)	(113,136)	(85,878)	(298,936)	(215,892)
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,079	249,413	139,383	891,441	104,971
NET ASSETS AT DECEMBER 31, 2023	$427,330	$2,356,372	$1,632,935	$3,572,596	$2,511,294

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements

December 31, 2023

1. Accounting Policies and Variable Account Information

The Variable Account: Variable Life Account B of Voya Retirement Insurance and Annuity Company (the Variable Account), formerly known as Variable Life Account B of ING Life Insurance and Annuity Company, is a separate account established by Voya Retirement Insurance and Annuity Company (the Company), formerly known as ING Life Insurance and Annuity Company, and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Variable Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended. The Variable Account consists of six products as follows:

• AetnaVest • AetnaVest II • AetnaVest Plus • AetnaVest Estate Protector	• AetnaVest Estate Protector II • Corporate VUL

Effective October 1, 1998, the Company contracted the administrative servicing obligations of its individual variable life business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY). Although the Company is responsible for all policy terms and conditions, Lincoln Life and LNY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration. The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising out of any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which may be invested in shares of one of twenty-nine mutual funds (the Funds) of ten open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares*

Invesco V.I. Global Fund - Series I Shares

Invesco V.I. Global Strategic Income Fund - Series I Shares

Invesco V.I. Main Street Fund - Series I Shares*

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class*

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Initial Class*

Fidelity® VIP Overseas Portfolio - Initial Class

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Enterprise Portfolio - Institutional Shares

Janus Henderson Flexible Bond Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Research Portfolio - Institutional Shares

MFS® Variable Insurance Trust:

MFS® VIT Total Return Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Income Portfolio - Initial Class*

Voya Investors Trust:

Voya Large Cap Growth Portfolio - Class I

Voya Partners, Inc.:

VY® T. Rowe Price Growth Equity Portfolio - Class I

VY® Voya International High Dividend Low Volatility Portfolio - Class I

Voya Strategic Allocation Portfolios, Inc.:

Voya Strategic Allocation Conservative Portfolio - Class I

Voya Strategic Allocation Growth Portfolio - Class I

Voya Strategic Allocation Moderate Portfolio - Class I

Voya Variable Portfolios, Inc.:

Voya Index Plus LargeCap Portfolio - Class I

Voya Variable Product Funds:

Voya Balanced Portfolio - Class I

Voya Government Money Market Portfolio - Class I

Voya Growth and Income Portfolio - Class I

Voya Intermediate Bond Portfolio - Class I

Voya Small Company Portfolio - Class I*

*  Available fund with no money invested at December 31, 2023

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2023. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The operations of the Variable Account form a part of and are taxed with the total operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code of 1986, as amended. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2021, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I Shares	Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares
Invesco Oppenheimer V.I. Global Fund - Series I Shares	Invesco V.I. Global Fund - Series I Shares
Invesco Oppenheimer V.I. Global Strategic Income Fund - Series I Shares	Invesco V.I. Global Strategic Income Fund - Series I Shares
Invesco Oppenheimer V.I. Main Street Fund - Series I Shares	Invesco V.I. Main Street Fund - Series I Shares

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the six policy types within the Variable Account:

•  AetnaVest - annual rate of .85% to 1.00%.

•  AetnaVest II - annual rate of 1.00%.

•  AetnaVest Plus - annual rate of 1.00%.

•  AetnaVest Estate Protector - annual rate of .85% for policy years one through ten and .00% thereafter.

•  AetnaVest Estate Protector II - annual rate of .65% for policy years one through ten, .25% for policy years eleven through twenty and .00% thereafter.

•  Corporate VUL - annual rate of 1.00% for policy years one through ten and .50% thereafter.

The Company deducts a premium load from each premium payment to cover its administration expenses, state taxes, and federal income tax liabilities. The percentage deducted from each premium payment is specified in each policy. The premium loads for the years ended December 31, 2023, 2022 and 2021, amounted to $280,521, $277,821 and $258,099, respectively.

The Company charges monthly administrative fees for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports. The amount of the monthly administrative fees are specified in each policy. Administrative fees for the years ended December 31, 2023, 2022 and 2021, amounted to $188,932, $202,786 and $217,659, respectively.

The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is equal to the amount at risk multiplied by a monthly cost of insurance rate. The cost of insurance rate is variable and is based on the insured's issue age, sex (where permitted by law), number of policy years elapsed and premium class. The cost of insurance charges for the years ended December 31, 2023, 2022 and 2021, amounted to $12,232,071, $12,721,602 and $13,035,892, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee between sub-accounts. The amount of the transfer fee is specified in each policy.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the specified amount, insured's age, risk class and sex (where permitted by law). The maximum surrender charges are included in each policy and are in compliance with each state's nonforfeiture law. Surrender charges for the years ended December 31, 2023, 2022 and 2021, amounted to $325, $225 and $525, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2023, follows:

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2023	0.00%	1.00%	$19.41	$131.19	181,680	$12,349,336	32.12%	33.45%	0.49%
	2022	0.00%	1.00%	14.54	99.29	205,692	10,189,187	-27.05%	-26.31%	0.48%
	2021	0.00%	1.00%	19.74	136.10	218,158	15,742,989	26.56%	27.83%	0.06%
	2020	0.00%	1.00%	15.44	107.49	224,578	13,499,242	29.27%	30.57%	0.25%
	2019	0.00%	1.00%	11.82	83.13	234,538	11,156,078	30.27%	31.58%	0.45%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2023	0.00%	1.00%	16.70	69.39	237,551	9,114,726	9.55%	10.65%	1.97%
	2022	0.00%	1.00%	15.09	63.34	235,524	8,327,093	-5.90%	-4.96%	2.02%
	2021	0.00%	1.00%	15.88	67.32	205,286	8,150,973	23.65%	24.89%	1.89%
	2020	0.00%	1.00%	12.71	54.44	216,270	7,006,994	5.63%	6.69%	1.79%
	2019	0.00%	1.00%	11.91	51.54	235,926	7,257,843	26.18%	27.44%	1.93%

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Fidelity® VIP Growth Portfolio - Initial Class
	2023	0.50%	0.50%	$69.82	$69.82	97	$6,783	35.56%	35.56%	0.08%
	2022	0.50%	0.50%	51.51	51.51	69	3,549	-24.83%	-24.83%	1.16%
	2021	0.50%	0.50%	68.52	68.52	4,265	292,214	22.60%	22.60%	0.00%
	2020	0.50%	0.50%	55.89	55.89	8,232	460,064	43.18%	43.18%	0.08%
	2019	0.50%	0.50%	39.04	39.04	9,742	380,291	33.64%	33.64%	0.26%
Fidelity® VIP High Income Portfolio - Initial Class
	2019	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.85%
Fidelity® VIP Overseas Portfolio - Initial Class
	2023	0.50%	0.50%	26.64	26.64	19,983	532,277	19.91%	19.91%	1.07%
	2022	0.50%	0.50%	22.21	22.21	18,778	417,140	-24.86%	-24.86%	1.09%
	2021	0.50%	0.50%	29.57	29.57	18,388	543,660	19.10%	19.10%	0.53%
	2020	0.50%	0.50%	24.82	24.82	19,754	490,372	15.04%	15.04%	0.45%
	2019	0.50%	0.50%	21.58	21.58	20,401	440,216	27.13%	27.13%	2.34%
Invesco V.I. Global Fund - Series I Shares
	2023	0.00%	1.00%	14.94	81.08	69,651	2,694,347	33.39%	34.73%	0.23%
	2022	0.00%	1.00%	11.09	60.57	77,246	2,252,085	-32.45%	-31.76%	0.00%
	2021	0.00%	1.00%	16.25	89.34	80,384	3,680,826	14.34%	15.49%	0.00%
	2020	0.00%	1.00%	14.07	77.86	76,937	3,585,325	26.37%	27.64%	0.69%
	2019	0.00%	1.00%	11.02	61.40	83,053	3,073,425	30.48%	31.79%	0.90%
Invesco V.I. Global Strategic Income Fund - Series I Shares
	2023	0.00%	1.00%	10.40	22.43	29,174	484,556	7.80%	8.88%	0.00%
	2022	0.00%	1.00%	9.55	20.81	43,337	601,782	-12.34%	-11.46%	0.00%
	2021	0.00%	1.00%	10.79	24.60	45,551	724,125	-4.37%	-3.41%	4.68%
	2020	0.00%	1.00%	11.17	26.83	46,958	786,054	2.37%	3.40%	5.87%
	2019	0.00%	1.00%	10.80	26.12	47,859	807,374	9.70%	10.80%	3.66%
Janus Henderson Balanced Portfolio - Institutional Shares
	2023	0.00%	1.00%	15.54	109.43	113,718	5,768,232	14.38%	15.53%	2.09%
	2022	0.00%	1.00%	13.45	95.68	140,727	5,738,983	-17.32%	-16.48%	1.23%
	2021	0.00%	1.00%	16.11	115.71	145,877	7,450,444	15.83%	17.20%	0.90%
	2020	0.00%	1.00%	13.74	99.73	154,764	6,961,374	12.90%	14.31%	1.77%
	2019	0.00%	1.00%	12.02	88.12	171,632	7,214,231	21.37%	22.59%	1.89%
Janus Henderson Enterprise Portfolio - Institutional Shares
	2023	0.00%	1.00%	17.41	156.31	192,106	14,403,115	16.90%	18.07%	0.16%
	2022	0.00%	1.00%	14.74	133.72	203,659	13,318,586	-16.78%	-15.94%	0.20%
	2021	0.00%	1.00%	17.54	160.67	213,476	17,150,684	15.67%	16.83%	0.32%
	2020	0.00%	1.00%	15.01	138.91	228,760	16,157,549	18.29%	19.47%	0.07%
	2019	0.00%	1.00%	12.56	117.44	242,827	14,593,910	34.14%	35.48%	0.19%
Janus Henderson Flexible Bond Portfolio - Institutional Shares
	2023	0.50%	0.50%	18.72	18.72	1,156	21,639	4.98%	4.98%	4.25%
	2022	0.50%	0.50%	17.83	17.83	1,143	20,383	-14.09%	-14.09%	2.54%
	2021	0.50%	0.50%	20.75	20.75	1,062	22,040	-1.39%	-1.39%	2.03%
	2020	0.50%	0.50%	21.05	21.05	1,100	23,142	9.93%	9.93%	3.23%
	2019	0.50%	0.50%	19.14	19.14	841	16,101	9.03%	9.03%	3.29%
Janus Henderson Global Research Portfolio - Institutional Shares
	2023	0.00%	1.00%	16.64	78.19	161,763	10,069,591	25.52%	26.78%	0.93%
	2022	0.00%	1.00%	13.13	62.30	182,222	8,619,683	-20.21%	-19.41%	1.04%
	2021	0.00%	1.00%	16.29	78.08	203,555	11,727,818	16.91%	18.09%	0.52%
	2020	0.00%	1.00%	13.80	66.78	219,003	10,655,907	18.87%	20.06%	0.73%
	2019	0.00%	1.00%	11.49	56.18	237,518	9,722,368	27.76%	29.04%	1.00%
Janus Henderson Research Portfolio - Institutional Shares
	2023	0.00%	1.00%	20.14	106.01	116,345	7,739,092	41.12%	42.54%	0.14%
	2022	0.00%	1.00%	14.13	75.12	125,628	5,897,944	-30.28%	-29.58%	0.16%
	2021	0.00%	1.00%	20.06	107.74	133,948	9,104,937	19.14%	20.33%	0.10%
	2020	0.00%	1.00%	16.67	90.44	141,950	8,153,003	31.63%	32.95%	0.41%
	2019	0.00%	1.00%	12.54	68.70	161,987	6,993,126	34.17%	35.52%	0.45%

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
MFS® VIT Total Return Series - Initial Class
	2023	0.50%	0.50%	$28.47	$28.47	878	$24,985	9.89%	9.89%	2.05%
	2022	0.50%	0.50%	25.91	25.91	875	22,659	-10.03%	-10.03%	1.72%
	2021	0.50%	0.50%	28.80	28.80	821	23,657	13.55%	13.55%	1.80%
	2020	0.50%	0.50%	25.36	25.36	851	21,571	9.26%	9.26%	2.16%
	2019	0.50%	0.50%	23.21	23.21	628	14,578	19.78%	19.78%	1.26%
Voya Balanced Portfolio - Class I
	2023	0.00%	1.00%	13.61	67.10	93,478	3,521,798	14.76%	15.92%	1.81%
	2022	0.00%	1.00%	11.74	58.44	97,801	3,232,827	-18.07%	-17.24%	1.83%
	2021	0.00%	1.00%	14.19	71.28	134,885	5,189,184	14.77%	15.92%	1.64%
	2020	0.00%	1.00%	12.24	62.08	146,140	5,104,926	9.74%	10.85%	2.42%
	2019	0.00%	1.00%	11.04	56.54	167,266	5,331,656	17.92%	19.11%	2.42%
Voya Government Money Market Portfolio - Class I
	2023	0.00%	1.00%	10.81	22.14	156,830	2,259,666	3.73%	4.77%	4.67%
	2022	0.00%	1.00%	10.34	21.34	156,118	2,128,839	0.38%	1.39%	1.38%
	2021	0.00%	1.00%	10.23	21.26	159,629	2,129,138	-0.91%	0.09%	0.00%
	2020	0.00%	1.00%	10.24	21.46	165,896	2,254,213	-0.71%	0.29%	0.26%
	2019	0.00%	1.00%	10.24	21.61	182,185	2,486,718	0.94%	1.96%	1.89%
Voya Growth and Income Portfolio - Class I
	2023	0.00%	1.00%	20.00	190.21	803,854	64,540,649	26.12%	27.39%	1.15%
	2022	0.00%	1.00%	15.70	150.74	856,264	55,057,086	-15.56%	-14.71%	1.09%
	2021	0.00%	1.00%	18.40	178.42	915,372	70,625,046	27.72%	29.00%	0.99%
	2020	0.00%	1.00%	14.27	139.63	991,803	61,893,645	16.09%	17.26%	1.40%
	2019	0.00%	1.00%	12.17	120.21	1,074,446	58,244,521	27.60%	28.88%	1.63%
Voya Index Plus LargeCap Portfolio - Class I
	2023	0.00%	1.00%	18.27	70.24	1,122,179	67,008,299	24.81%	26.07%	0.96%
	2022	0.00%	1.00%	14.49	56.27	1,196,569	56,199,080	-19.85%	-19.04%	0.84%
	2021	0.00%	1.00%	17.90	70.21	1,230,314	71,428,830	27.96%	29.25%	1.02%
	2020	0.00%	1.00%	13.85	56.88	1,259,784	57,242,390	14.75%	15.91%	1.58%
	2019	0.00%	1.00%	11.95	49.49	1,279,761	50,755,964	28.76%	30.05%	1.53%
Voya Intermediate Bond Portfolio - Class I
	2023	0.00%	1.00%	10.95	52.77	138,669	2,933,344	6.21%	7.27%	4.13%
	2022	0.00%	1.00%	10.21	49.68	179,033	3,295,070	-15.29%	-14.44%	2.79%
	2021	0.00%	1.00%	11.93	58.65	188,967	4,253,542	-1.86%	-0.88%	3.01%
	2020	0.00%	1.00%	12.04	59.77	184,338	4,530,456	6.73%	7.81%	3.48%
	2019	0.00%	1.00%	11.17	56.00	183,671	4,423,653	8.76%	9.85%	3.39%
Voya Large Cap Growth Portfolio - Class I
	2023	0.00%	1.00%	18.67	84.03	112,312	7,007,256	36.48%	37.85%	0.00%
	2022	0.00%	1.00%	13.55	61.57	120,547	5,459,513	-31.19%	-30.50%	0.00%
	2021	0.00%	1.00%	19.49	89.48	126,973	8,652,343	18.36%	19.55%	0.00%
	2020	0.00%	1.00%	16.30	75.60	139,551	7,917,076	29.58%	30.88%	0.48%
	2019	0.00%	1.00%	12.46	58.34	155,873	7,152,093	31.43%	32.76%	0.65%
Voya Strategic Allocation Conservative Portfolio - Class I
	2023	0.00%	1.00%	12.43	32.79	19,857	427,330	10.81%	11.92%	3.35%
	2022	0.00%	1.00%	11.10	29.55	20,451	398,251	-17.29%	-16.46%	3.49%
	2021	0.00%	1.00%	13.29	35.67	23,027	564,297	8.05%	9.14%	2.23%
	2020	0.00%	1.00%	12.18	32.97	15,021	431,216	9.35%	10.45%	2.56%
	2019	0.00%	1.00%	11.03	30.10	15,996	418,727	13.67%	14.82%	2.80%
Voya Strategic Allocation Growth Portfolio - Class I
	2023	0.00%	1.00%	14.29	42.62	67,655	2,356,372	17.48%	18.66%	3.46%
	2022	0.00%	1.00%	12.05	36.23	71,788	2,106,959	-20.15%	-19.35%	3.21%
	2021	0.00%	1.00%	14.94	45.30	76,450	2,786,061	16.18%	17.35%	1.85%
	2020	0.00%	1.00%	12.73	38.93	72,763	2,425,665	13.26%	14.40%	2.10%
	2019	0.00%	1.00%	11.13	34.32	77,877	2,281,046	21.62%	22.84%	2.68%

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Voya Strategic Allocation Moderate Portfolio - Class I
	2023	0.00%	1.00%	$13.59	$37.79	65,743	$1,632,935	14.96%	16.11%	4.00%
	2022	0.00%	1.00%	11.71	32.83	69,284	1,493,552	-18.97%	-18.16%	3.02%
	2021	0.00%	1.00%	14.31	40.45	72,810	1,939,892	12.71%	13.84%	2.13%
	2020	0.00%	1.00%	12.57	35.84	58,859	1,566,170	11.61%	12.73%	2.30%
	2019	0.00%	1.00%	11.15	32.06	61,054	1,440,800	18.08%	19.26%	2.76%
VY® T. Rowe Price Growth Equity Portfolio - Class I
	2023	0.00%	1.00%	17.05	77.21	118,849	3,572,596	45.43%	46.89%	0.00%
	2022	0.00%	1.00%	11.61	52.90	129,506	2,681,155	-41.25%	-40.66%	0.00%
	2021	0.00%	1.00%	19.57	89.74	145,272	5,177,926	18.95%	20.15%	0.00%
	2020	0.00%	1.00%	16.29	75.18	149,312	4,744,904	35.32%	36.68%	0.00%
	2019	0.00%	1.00%	11.92	55.37	154,163	3,688,303	29.53%	30.83%	0.18%
VY® Voya International High Dividend Low Volatility Portfolio - Class I
	2023	0.00%	1.00%	11.39	35.68	83,914	2,511,294	13.73%	14.87%	4.52%
	2022	0.00%	1.00%	9.92	31.38	91,481	2,406,323	-9.81%	-8.90%	4.60%
	2021	0.00%	1.00%	10.89	34.79	96,840	2,803,383	10.97%	12.08%	2.42%
	2020	0.00%	1.00%	9.71	31.35	107,753	2,791,293	-1.70%	-0.71%	3.67%
	2019	0.00%	1.00%	9.78	31.89	117,550	3,055,255	15.59%	16.75%	2.07%

(1)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2023:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$613,390	$1,238,298
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,016,916	708,749
Fidelity® VIP Growth Portfolio - Initial Class	15,241	14,193
Fidelity® VIP Overseas Portfolio - Initial Class	40,861	7,558
Invesco V.I. Global Fund - Series I Shares	340,569	342,213
Invesco V.I. Global Strategic Income Fund - Series I Shares	25,378	187,648
Janus Henderson Balanced Portfolio - Institutional Shares	171,254	852,121
Janus Henderson Enterprise Portfolio - Institutional Shares	1,109,510	1,356,398
Janus Henderson Flexible Bond Portfolio - Institutional Shares	2,073	1,035
Janus Henderson Global Research Portfolio - Institutional Shares	422,054	834,963
Janus Henderson Research Portfolio - Institutional Shares	41,949	643,659
MFS® VIT Total Return Series - Initial Class	2,649	1,166
Voya Balanced Portfolio - Class I	230,133	364,661
Voya Government Money Market Portfolio - Class I	578,093	447,307
Voya Growth and Income Portfolio - Class I	6,444,681	5,201,914
Voya Index Plus LargeCap Portfolio - Class I	2,020,633	3,572,681
Voya Intermediate Bond Portfolio - Class I	192,361	640,421
Voya Large Cap Growth Portfolio - Class I	151,803	600,004
Voya Strategic Allocation Conservative Portfolio - Class I	43,628	35,309
Voya Strategic Allocation Growth Portfolio - Class I	259,460	175,326
Voya Strategic Allocation Moderate Portfolio - Class I	184,869	143,075
VY® T. Rowe Price Growth Equity Portfolio - Class I	91,936	354,878
VY® Voya International High Dividend Low Volatility Portfolio - Class I	155,828	281,658

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2022:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$860,279	$1,772,999
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,866,748	918,442
Fidelity® VIP Growth Portfolio - Initial Class	21,882	277,846
Fidelity® VIP Overseas Portfolio - Initial Class	24,511	7,066
Invesco V.I. Global Fund - Series I Shares	480,405	347,056
Invesco V.I. Global Strategic Income Fund - Series I Shares	22,424	63,130
Janus Henderson Balanced Portfolio - Institutional Shares	338,826	582,174
Janus Henderson Enterprise Portfolio - Institutional Shares	2,433,856	1,236,818
Janus Henderson Flexible Bond Portfolio - Institutional Shares	3,325	938
Janus Henderson Global Research Portfolio - Institutional Shares	1,219,684	940,471
Janus Henderson Research Portfolio - Institutional Shares	1,263,998	585,162
MFS® VIT Total Return Series - Initial Class	4,707	1,010
Voya Balanced Portfolio - Class I	693,801	1,261,577
Voya Government Money Market Portfolio - Class I	467,711	467,969
Voya Growth and Income Portfolio - Class I	8,797,334	5,681,068
Voya Index Plus LargeCap Portfolio - Class I	15,245,246	1,794,644
Voya Intermediate Bond Portfolio - Class I	258,623	506,518
Voya Large Cap Growth Portfolio - Class I	2,298,119	779,530
Voya Strategic Allocation Conservative Portfolio - Class I	67,039	104,274
Voya Strategic Allocation Growth Portfolio - Class I	395,119	170,652
Voya Strategic Allocation Moderate Portfolio - Class I	262,914	151,369
VY® T. Rowe Price Growth Equity Portfolio - Class I	641,831	547,773
VY® Voya International High Dividend Low Volatility Portfolio - Class I	166,836	205,323

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$1,934,216	$1,416,873
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,123,324	669,496
Fidelity® VIP Growth Portfolio - Initial Class	87,888	239,774
Fidelity® VIP Overseas Portfolio - Initial Class	41,494	37,731
Invesco V.I. Global Fund - Series I Shares	235,005	484,432
Invesco V.I. Global Strategic Income Fund - Series I Shares	70,650	71,282
Janus Henderson Balanced Portfolio - Institutional Shares	196,348	717,953
Janus Henderson Enterprise Portfolio - Institutional Shares	1,529,973	1,678,257
Janus Henderson Flexible Bond Portfolio - Institutional Shares	1,040	891
Janus Henderson Global Research Portfolio - Institutional Shares	670,226	882,353
Janus Henderson Research Portfolio - Institutional Shares	521,767	731,292
MFS® VIT Total Return Series - Initial Class	1,512	904
Voya Balanced Portfolio - Class I	361,611	875,461
Voya Government Money Market Portfolio - Class I	243,564	368,639
Voya Growth and Income Portfolio - Class I	28,972,950	8,640,555
Voya Index Plus LargeCap Portfolio - Class I	4,826,946	2,336,383
Voya Intermediate Bond Portfolio - Class I	440,155	539,773
Voya Large Cap Growth Portfolio - Class I	1,585,639	796,519
Voya Strategic Allocation Conservative Portfolio - Class I	141,915	39,466
Voya Strategic Allocation Growth Portfolio - Class I	241,541	198,822
Voya Strategic Allocation Moderate Portfolio - Class I	356,910	120,240
VY® T. Rowe Price Growth Equity Portfolio - Class I	453,702	541,838
VY® Voya International High Dividend Low Volatility Portfolio - Class I	149,929	389,919

5. Investments

The following is a summary of investments owned at December 31, 2023:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Fidelity® VIP Contrafund® Portfolio - Initial Class	253,945	$48.63	$12,349,336	$8,783,676
Fidelity® VIP Equity-Income Portfolio - Initial Class	366,790	24.85	9,114,726	8,354,410
Fidelity® VIP Growth Portfolio - Initial Class	73	93.10	6,783	5,735
Fidelity® VIP Overseas Portfolio - Initial Class	20,615	25.82	532,277	447,490
Invesco V.I. Global Fund - Series I Shares	73,697	36.56	2,694,347	2,698,968
Invesco V.I. Global Strategic Income Fund - Series I Shares	112,950	4.29	484,556	549,357
Janus Henderson Balanced Portfolio - Institutional Shares	127,390	45.28	5,768,232	3,983,587
Janus Henderson Enterprise Portfolio - Institutional Shares	188,227	76.52	14,403,115	11,214,215
Janus Henderson Flexible Bond Portfolio - Institutional Shares	2,153	10.05	21,639	25,325
Janus Henderson Global Research Portfolio - Institutional Shares	164,805	61.10	10,069,591	6,652,167
Janus Henderson Research Portfolio - Institutional Shares	171,408	45.15	7,739,092	5,384,578
MFS® VIT Total Return Series - Initial Class	1,074	23.26	24,985	24,580
Voya Balanced Portfolio - Class I	238,120	14.79	3,521,798	3,263,628
Voya Government Money Market Portfolio - Class I	2,259,666	1.00	2,259,666	2,259,830
Voya Growth and Income Portfolio - Class I	3,318,285	19.45	64,540,649	78,131,553
Voya Index Plus LargeCap Portfolio - Class I	2,621,608	25.56	67,008,299	59,812,677
Voya Intermediate Bond Portfolio - Class I	268,130	10.94	2,933,344	3,365,917
Voya Large Cap Growth Portfolio - Class I	514,483	13.62	7,007,256	7,690,348
Voya Strategic Allocation Conservative Portfolio - Class I	38,672	11.05	427,330	471,077
Voya Strategic Allocation Growth Portfolio - Class I	183,518	12.84	2,356,372	2,404,353
Voya Strategic Allocation Moderate Portfolio - Class I	133,084	12.27	1,632,935	1,665,820
VY® T. Rowe Price Growth Equity Portfolio - Class I	41,976	85.11	3,572,596	3,444,979
VY® Voya International High Dividend Low Volatility Portfolio - Class I	252,645	9.94	2,511,294	2,696,194

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,921	(28,933)	(24,012)
Fidelity® VIP Equity-Income Portfolio - Initial Class	21,350	(19,323)	2,027
Fidelity® VIP Growth Portfolio - Initial Class	265	(237)	28
Fidelity® VIP Overseas Portfolio - Initial Class	1,415	(210)	1,205
Invesco V.I. Global Fund - Series I Shares	1,923	(9,518)	(7,595)
Invesco V.I. Global Strategic Income Fund - Series I Shares	1,891	(16,054)	(14,163)
Janus Henderson Balanced Portfolio - Institutional Shares	2,553	(29,562)	(27,009)
Janus Henderson Enterprise Portfolio - Institutional Shares	2,255	(13,808)	(11,553)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	65	(52)	13
Janus Henderson Global Research Portfolio - Institutional Shares	2,122	(22,581)	(20,459)
Janus Henderson Research Portfolio - Institutional Shares	919	(10,202)	(9,283)
MFS® VIT Total Return Series - Initial Class	43	(40)	3
Voya Balanced Portfolio - Class I	4,163	(8,486)	(4,323)
Voya Government Money Market Portfolio - Class I	36,321	(35,609)	712
Voya Growth and Income Portfolio - Class I	4,303	(56,713)	(52,410)
Voya Index Plus LargeCap Portfolio - Class I	3,966	(78,356)	(74,390)
Voya Intermediate Bond Portfolio - Class I	3,786	(44,150)	(40,364)
Voya Large Cap Growth Portfolio - Class I	4,127	(12,362)	(8,235)
Voya Strategic Allocation Conservative Portfolio - Class I	919	(1,513)	(594)
Voya Strategic Allocation Growth Portfolio - Class I	1,560	(5,693)	(4,133)
Voya Strategic Allocation Moderate Portfolio - Class I	1,807	(5,348)	(3,541)
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,029	(12,686)	(10,657)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	1,631	(9,198)	(7,567)

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	12,295	(24,761)	(12,466)
Fidelity® VIP Equity-Income Portfolio - Initial Class	53,577	(23,339)	30,238
Fidelity® VIP Growth Portfolio - Initial Class	172	(4,368)	(4,196)
Fidelity® VIP Overseas Portfolio - Initial Class	603	(213)	390
Invesco V.I. Global Fund - Series I Shares	5,454	(8,592)	(3,138)
Invesco V.I. Global Strategic Income Fund - Series I Shares	2,253	(4,467)	(2,214)
Janus Henderson Balanced Portfolio - Institutional Shares	5,645	(10,795)	(5,150)
Janus Henderson Enterprise Portfolio - Institutional Shares	4,143	(13,960)	(9,817)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	126	(45)	81
Janus Henderson Global Research Portfolio - Institutional Shares	2,046	(23,379)	(21,333)
Janus Henderson Research Portfolio - Institutional Shares	1,716	(10,036)	(8,320)
MFS® VIT Total Return Series - Initial Class	88	(34)	54
Voya Balanced Portfolio - Class I	2,939	(40,023)	(37,084)
Voya Government Money Market Portfolio - Class I	30,219	(33,730)	(3,511)
Voya Growth and Income Portfolio - Class I	7,344	(66,452)	(59,108)
Voya Index Plus LargeCap Portfolio - Class I	4,374	(38,119)	(33,745)
Voya Intermediate Bond Portfolio - Class I	10,973	(20,907)	(9,934)
Voya Large Cap Growth Portfolio - Class I	7,158	(13,584)	(6,426)
Voya Strategic Allocation Conservative Portfolio - Class I	920	(3,496)	(2,576)
Voya Strategic Allocation Growth Portfolio - Class I	798	(5,460)	(4,662)
Voya Strategic Allocation Moderate Portfolio - Class I	1,788	(5,314)	(3,526)
VY® T. Rowe Price Growth Equity Portfolio - Class I	3,725	(19,491)	(15,766)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	1,907	(7,266)	(5,359)

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	15,042	(21,462)	(6,420)
Fidelity® VIP Equity-Income Portfolio - Initial Class	5,291	(16,275)	(10,984)
Fidelity® VIP Growth Portfolio - Initial Class	187	(4,154)	(3,967)
Fidelity® VIP Overseas Portfolio - Initial Class	—	(1,366)	(1,366)
Invesco V.I. Global Fund - Series I Shares	11,894	(8,447)	3,447
Invesco V.I. Global Strategic Income Fund - Series I Shares	3,662	(5,069)	(1,407)
Janus Henderson Balanced Portfolio - Institutional Shares	4,293	(13,180)	(8,887)
Janus Henderson Enterprise Portfolio - Institutional Shares	2,018	(17,302)	(15,284)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	(38)	(38)
Janus Henderson Global Research Portfolio - Institutional Shares	1,910	(17,358)	(15,448)
Janus Henderson Research Portfolio - Institutional Shares	1,584	(9,586)	(8,002)
MFS® VIT Total Return Series - Initial Class	—	(30)	(30)
Voya Balanced Portfolio - Class I	10,718	(21,973)	(11,255)
Voya Government Money Market Portfolio - Class I	18,325	(24,592)	(6,267)
Voya Growth and Income Portfolio - Class I	6,838	(83,269)	(76,431)
Voya Index Plus LargeCap Portfolio - Class I	13,799	(43,269)	(29,470)
Voya Intermediate Bond Portfolio - Class I	21,673	(17,044)	4,629
Voya Large Cap Growth Portfolio - Class I	1,760	(14,338)	(12,578)
Voya Strategic Allocation Conservative Portfolio - Class I	9,390	(1,384)	8,006
Voya Strategic Allocation Growth Portfolio - Class I	8,945	(5,258)	3,687
Voya Strategic Allocation Moderate Portfolio - Class I	17,772	(3,821)	13,951
VY® T. Rowe Price Growth Equity Portfolio - Class I	8,412	(12,452)	(4,040)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	3,367	(14,280)	(10,913)

7. Subsequent Events

Management evaluated subsequent events through April 26, 2024, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Voya Retirement Insurance and Annuity Company and

Contract Owners of Variable Life Account B of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Variable Life Account B of Voya Retirement Insurance and Annuity Company ("Variable Account"), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1999.
Philadelphia, Pennsylvania
April 26, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Fidelity® VIP Overseas Portfolio - Initial Class	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Invesco V.I. Global Fund - Series I Shares	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Invesco V.I. Global Strategic Income Fund - Series I Shares	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Janus Henderson Research Portfolio - Institutional Shares	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
MFS® VIT Total Return Series - Initial Class	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Voya Balanced Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Voya Government Money Market Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Voya Growth and Income Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Voya Index Plus LargeCap Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Voya Intermediate Bond Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Voya Large Cap Growth Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Voya Strategic Allocation Conservative Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Voya Strategic Allocation Growth Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
Voya Strategic Allocation Moderate Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
VY® T. Rowe Price Growth Equity Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023
VY® Voya International High Dividend Low Volatility Portfolio - Class I	As of December 31, 2023	For each of the three years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023